Exhibit 10.12

[***] Certain information in this document, marked by brackets, has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

AMENDED AND RESTATED

EVALUATION AND COMMERCIALIZATION AGREEMENT

THIS AMENDED AND RESTATED EVALUATION AND COMMERCIALIZATION AGREEMENT (the “Agreement”), entered into as of July 12, 2012 (the “Execution Date”) but effective as of February 25, 1999 (the “Effective Date”), is entered into by and between Bristol-Myers Squibb Company, a Delaware corporation with a place of business at Route 206 & Province Line Road, Princeton, NJ 08543 (“BMS”), Medarex, Inc., a New Jersey corporation and a wholly-owned subsidiary of BMS with a principal place of business at 521 Cottonwood Drive, Milpitas, CA 95035 (“Medarex, Inc.”), GenPharm International, Inc., a California corporation and a wholly-owned subsidiary of Medarex with a principal place of business at 521 Cottonwood Drive, Milpitas, CA 95035 (“GenPharm”) (all together “Medarex”), and Genmab A/S, a corporation organized and existing under the laws of Denmark, with a principal place of business at Bredgade 34, DK-1260 Copenhagen K, Denmark (“Genmab”).

BACKGROUND

A.  Medarex, Inc., GenPharm and Genmab entered into that certain Evaluation and Commercialization Agreement, dated as of February 25, 1999, as amended on May 17, 1999 (“Amendment no. 1”), May 19, 2000 (“Amendment no. 2”), August 23, 2000 (“Amendment no. 3”), June 6, 2002 (“Amendment no. 4”), March 11, 2003 (“Amendment no. 5”), September 14, 2004 (“Amendment no. 6”), June 29, 2005 (“Amendment no. 7”) and October 26, 2006 (“Amendment no. 8”) (collectively the “Original Agreement”) in which Medarex Inc. and GenPharm have granted to Genmab certain options, licenses and other rights with respect to the Mice (as defined in the Original Agreement and below) and the Medarex Technology (as defined in the Original Agreement and below) in order to generate human antibodies for Genmab’s research and commercial purposes.

B.  Medarex, Inc. and GenPharm have become wholly-owned subsidiaries of BMS.

C.  The parties desire to amend and restate the Original Agreement in order to clarify the terms and conditions of their business arrangement and restate such terms and conditions into one instrument.  In addition, the parties desire to update the information set out in certain Exhibits to the Original Agreement.

D.  Furthermore, Genmab desires to generate Bispecific Antibodies (as defined below) under this Agreement by use of the Medarex Mice and the Medarex Technology.  Therefore, certain clarifications and amendments of the Original Agreement are necessary in order to take such Bispecific Antibodies into consideration.  Consequently, the parties desire to include provisions regarding Bispecific Antibodies and to adjust certain other provisions in this Agreement as a consequence thereof.

E.  Except for purposes as set out in items C and D above, the parties have not intended to make any amendments to the Original Agreement, including but not limited to amendments to any financial or substantial terms and conditions, when consolidating the terms and conditions of the Original Agreement into one instrument.

F.  Genmab has accepted that BMS becomes a party to this Agreement subject to the condition that BMS, Medarex Inc. and GenPharm be jointly and severally liable for any obligations and claims under or relating to the Original Agreement and/or to this Agreement arisen before and/or after the Execution Date.  BMS, Medarex Inc. and GenPharm have accepted this condition by signing this Agreement.

G.  In the event of a dispute which regards circumstances occurring prior to the Execution Date such dispute shall be solved based on the terms and conditions set out in the Original Agreement which was applicable at that time such circumstances occurred taking into account the effective date of any amendments to the Original Agreement.

NOW, THEREFORE, the parties agree as follows:

1.              DEFINITIONS

1.1                               “Additional Mouse” shall mean a [***] or a [***] and “[***]” shall mean [***].

1.2                               “Additional Technology” shall mean the [***] (as defined in the [***]) and the [***].

1.3                               “Affiliate” shall mean any corporation or other entity which is directly or indirectly controlling, controlled by or under the common control with Genmab.  For the purpose of this Agreement, “control” shall mean the direct or indirect ownership of fifty percent (50%) or more of the outstanding shares or other voting rights of the subject entity to elect directors, or if not meeting the preceding, any entity owned or controlled by or owning or controlling at the maximum control or ownership right permitted in the country where such entity exists.  For purposes of this Agreement, Medarex shall not be considered as an Affiliate of Genmab.

1.4                               “Amendment No. 7 Effective Date” shall mean June 29, 2005.

1.5                               “Amendment No. 8 Effective Date” shall mean October 26, 2006.

1.6                               “Antibody” shall mean any [***] antibody, or [***].  For the purpose of this Agreement, each Antibody shall be identified by reference to the [***], and [***] shall be deemed to be different [***], irrespective of whether they have [***]  For the avoidance of doubt, an [***] definition of the term “Antibody” as set in this Section 1.7, and (2) an Antibody, is deemed to be an “Antibody” as defined in this Section 1.7.

1.7                               “Antibody Amino Acid Sequence” shall mean the [***]

1.8                               “Antibody Materials” shall mean any and all genes and DNA sequences, and including vectors containing same, that code for an Antibody, Bispecific Antibody or fragment thereof, and any hybridoma that produces an Antibody or fragment thereof.

1.9                               “Antibody Product” shall mean any product containing one or more Antibodies and/or Bispecific Antibodies, or a portion thereof, and/or Antibody Materials (except for purposes of this Section 1.10, “Antibody Materials” shall not mean Hybridomas) related thereto.

1.10                        “Antigen” shall mean (i) each of the following [***] antigens:  [***], and (ii) each of the other [***] antigens which become subject to this Agreement pursuant to Section 4.3 below.

1.11                        “Biological License Application” or “BLA” shall mean Biological License Application as defined in the U.S. Food, Drug and Cosmetic Act and the regulations promulgated thereunder, and any corresponding foreign application, registration or certification.

1.12                        “Bispecific Antibody” shall mean Bispecific One Target Antibody and Bispecific Two Target Antibody.  For the purpose of this Agreement, a Bispecific Antibody shall be defined by [***].  Furthermore, [***].  In addition, [***].

1.13                        “Bispecific One Target Antibody” shall mean a bispecific antibody that is composed of [***].”

1.14                        “Bispecific Product” shall mean an Exclusive Antibody Product consisting of one or more Bispecific Antibodies.

1.15                        “Bispecific Two Target Antibody” shall mean a bispecific antibody that is composed of [***].

1.16                        “[***] Antibody Product” shall mean a Product for the prevention or treatment of human disease containing or incorporating one or more Antibodies, or a portion thereof with binding affinity for [***] obtained through [***].

1.17                        “[***] Bispecific Product” shall mean a Product for the prevention or treatment of human disease containing or incorporating (i) [***] , or (ii) [***].  For the avoidance of doubt, a [***] Bispecific Product shall under no circumstances be deemed to be one or more [***] Antibody Products.

1.18                        “[***] Product” shall mean a [***] Antibody Product or a [***] Bispecific Product, as applicable.

1.19                        “[***] Territory” shall mean the countries listed in Exhibit C of the Agreement

1.20                        “Confidential Information” shall mean any proprietary or confidential information or material in oral, graphic or written form disclosed hereunder that is identified as “Confidential” at the time of disclosure.

1.21                        “Control” shall mean possession of the ability to grant the licenses provided for herein, without violating the terms of any agreement or other arrangement with any third party.

1.22                        “Diagnostic Application” shall mean an application of Antibody Products to distinguish, identify and/or analyze a disease, genotype, sensitivity or any other condition in a human, but excluding any [***].

1.23                        “[***]” shall mean [***].

1.24                        “[***] Agreement” shall mean that certain [***] between [***] and [***], dated as of [***].

1.25                        “[***] Antigen” shall mean any antigen that is not [***] an antigen that [***] has notified to [***] is unavailable as a [***].

1.26                        “Ex Vivo Therapeutic Application” shall mean the use of Antibody Products that are applied in vitro to cells to alter the biological properties of such cells, which cells are then provided, promoted and/or sold as therapeutic and/or prophylactic agents for use in humans, including the use of Antibody Products to separate cells from one another based on a specific Antigen or Non-Exclusive Antigen, but excluding any use for an In Vivo Therapeutic Application.

1.27                        “[***]” shall have the meaning set forth in the [***] and “[***]” shall mean more than one [***]; provided, however, the [***] shall also include any and all Improvements thereto, as such term is defined in the [***].

1.28                        “Hybridoma” shall mean any hybridoma that produces an Antibody or fragment thereof.

1.29                        “In Vivo Therapeutic Application” shall mean the in vivo use of Antibody Products for human therapeutic and/or prophylactic purposes where such Antibody Products are delivered (by injection or otherwise) into the living human body.

1.30                        “IND” shall mean an Investigational New Drug application, as defined in the U.S. Food, Drug and Cosmetic Act and the regulations promulgated thereunder, or any corresponding foreign application, registration or certification.

1.31                        “[***]” shall mean [***].

1.32                        “[***]” shall mean that certain [***], between [***] and [***], effective as of [***], in which [***] has granted to [***] certain licenses and other rights with respect to [***] and [***] and [***] interests in and to the [***] and the [***].  The parties acknowledge and agree that Medarex has provided a redacted version of the [***] to [***].

1.33                        “[***]” shall have the meaning set forth in the [***] and “[***]” shall mean more than one [***]; provided, however, the [***] shall also include any and all Improvements thereto, as such term is defined in the [***].

1.34                        “[***]” shall mean the [***] (as defined in the [***]) and the [***] (as defined in the [***]).

1.35                        “Medarex Mice” shall mean [***] mice existing as of the Effective Date or that may be developed by Medarex during the term of the Agreement containing [***], but excluding the Additional Mice.

1.36                        “Medarex Technology” shall mean the Medarex Patent Rights and the Medarex Know How.

1.37                        “Medarex Know How” shall mean the Confidential Information and Medarex Mice owned or Controlled by Medarex and transferred to Genmab by Medarex (or in the case of the Medarex Mice, [***] that is necessary for the exercise of the Medarex Patent Rights, including, without limitation, technical data, protocols and methods and processes.  For the avoidance of doubt, the Medarex Know How does not include any Medarex Patent Rights or any Additional Technology.

1.38                        “Medarex Patent Rights” shall mean all United States and foreign patents (including all reissues, extensions, substitutions, confirmations, re-registrations, reexaminations, revalidations and patents of addition) and patent applications (including, without limitation, all continuations, continuations-in-part and divisions thereof) owned or Controlled by Medarex, in each case which claims an invention which is necessary for the use of the Medarex Mice to prepare and use the Antibodies and/or Bispecific Antibodies.

1.39                        “Mice” shall mean the Medarex Mice and the Additional Mice.

1.40                        “Mice Materials” shall mean any parts or derivatives of the Mice prepared by Medarex or Genmab, as the case may be, in connection with their activities under this Agreement, including without limitation, [***] but excluding all Antibodies and Bispecific Antibodies.

1.41                        “[***] License” shall mean that certain [***] entered by [***] and [***], effective [***], as amended [***], a copy of which is attached hereto as Exhibit A, as may be amended from time to time.

1.42                        “Other Treatment Application” shall mean the use of Antibody Products for the treatment of human disease, but excluding any use for an In Vivo Therapeutic Application, an Ex Vivo Application or a Diagnostic Application.

1.43                        “Patent Rights” shall mean the Medarex Patent Rights, the [***] Patent Rights (as defined in the [***]) and the [***] Patent Rights.  The Patent Rights, as of the Amendment No. 8 Effective Date, are as set forth on Exhibit E.

1.44                        “Permitted Applications” shall mean the [***]; provided, however, that with respect to the Antibody Products that do not contain [***], “Permitted Applications” shall additionally include the [***].

1.45                        “Prepaid Antibody” shall mean any Antibody [***] and with respect to which [***] has confirmed for [***] pursuant to Section 4.1A of this Agreement that such Antibody is available for [***] to [***].

1.46                        “Product” shall mean any Antibody Product for the Permitted Applications.

1.47                        “[***]” shall mean an Antibody Product used in [***]

1.48                        “Shareholders Agreement” shall mean that certain [***], between inter alia [***]. and [***], entered into on [***] and attached hereto as Exhibit G.

1.49                        “Sublicensee” shall mean a third party to whom Genmab has granted a license or sublicense to make, have made, import, use, sell, offer for sale or otherwise exploit Products in the Territory.  As used in this Agreement, “Sublicensee” shall also include a third party to whom Genmab has granted the right to distribute a Product.

1.50                        “Territory” shall mean [***].

1.51                        “Third Party Payments” shall mean any and all license fees, milestones, royalties and other payments paid by Genmab or its Affiliates or Sublicensees with respect to the grant or exercise of a license or other rights under patents or patent applications owned or controlled by third parties and/or for the use of technology owned or controlled by third parties (including without limitation any amounts payable by Genmab to Medarex or third parties pursuant to Section 5.2).

2.              MEDAREX ACTIVITIES

2.1                               Conduct of Activities.  Subject to the other terms and conditions of this Agreement:

2.1.1                     Genmab is under no obligation to provide Medarex an opportunity to conduct any projects, activities or tasks which Genmab wishes to conduct, either by itself or by or with any third party, or invite Medarex to submit a proposal to conduct any such project, activities or task; and

2.1.2                     Medarex is under no obligation to conduct, or submit any proposal to conduct, any project, activities or task for Genmab.

3.              GENMAB ACTIVITIES

3.1                               Research by Genmab.  If Genmab elects to perform immunizations of the Mice, then Medarex shall supply Genmab Mice for such purpose, under the terms and conditions in this Article 3.

3.1.1                     Research.  Medarex will provide Mice to Genmab for use during the Research Period to allow Genmab to immunize the Mice against one or more specific Antigens, Research Antigens and Non-Research Antigens.  Genmab agrees that during the Research Period the Mice will be used solely for the purpose of immunizing Mice against such antigens and for no other purpose.

3.1.2                     Provision of Mice.

(a)                                 Each year during the term of this Agreement, Medarex shall provide Genmab, upon Genmab’s written request, with Medarex Mice [***], the Non-Exclusive Antigens and the Evaluation Antigens; provided, Medarex shall not be obligated to provide more than [***] Medarex Mice in any calendar quarter during the term of this Agreement.  If any Medarex Mice delivered by Medarex die of natural causes before commencement of the relevant immunization protocol or for any reason during the immunization protocol, they shall be replaced without cost by Medarex in the event that (i) their death was not due to Genmab’s misfeasance or negligence, and (ii) Genmab did not render such Medarex Mice unusable by a failure to commence immunization of such Medarex Mice within [***] of delivery.

(b)                                 With respect to each Strain (as defined in Section 3.1.2(e)) of Medarex Mice, in lieu of its obligations to provide such Strain of Medarex Mice when requested by Genmab under Section 3.1.2(a), Medarex may establish a breeding colony of such Strain of Medarex Mice at Genmab reasonably sufficient for Genmab to perform the research with respect to such Strain of Medarex Mice contemplated by this Agreement.  If the Genmab Medarex Mice breeding colony of such Strain is substantially impaired due to death or disease at any time, Medarex shall use commercially reasonable efforts to replace the affected animals so as to reestablish a breeding colony of such Strain of Medarex Mice at Genmab sufficient for Genmab to perform the research with respect to such Strain of Medarex Mice contemplated by this Agreement.  The parties hereby agree that, as of the Amendment No. 8 Effective Date, Medarex had established a breeding colony of [***] pursuant to this Section 3.1.2(b).

(c)                                  Medarex shall provide Additional Mice to Genmab upon Genmab’s written request subject to the availability of such Additional Mice as determined by Medarex, acting in good faith, in Medarex’s sole and reasonable discretion.  In each such written request, Genmab shall specify the number of [***]-Mice and/or [***] Mice that it wishes to be provided with Genmab and Medarex agree that Genmab shall have no right to breed or otherwise reproduce the Additional Mice.

(d)                                 If, in respect of any given calendar quarter, Genmab makes a written request for reasonable numbers of Additional Mice pursuant to Section 3.1.2(c) and Medarex does not provide any Additional Mice to Genmab in such calendar quarter, then in respect of those Research Antigens to which Section 16.12(a) applies, Section 16.12(a)(i) shall not apply in respect of such calendar quarter and there shall be no increase pursuant to Section 16.12(a)(0 in any license or extension fees that during such calendar quarter become due to Medarex under Section 15.6.  Consequently, in such circumstances, if Genmab has paid Medarex any fees pursuant to Section 15.6 during such calendar quarter, Medarex shall within [***] days of the end of such calendar quarter refund to Genmab any amounts by which such fees have been increased pursuant to Section 16.12(a)(i) or, at Genmab’s option, such amounts shall be credited against any subsequent payments that become due to Medarex from Genmab hereunder.

(e)                                  For the purposes of Section 3.1.2, “Strain” shall mean any strain of Medarex Mice that Medarex has decided to make available to its licensees and/or other commercial partners and does not include any strain of Medarex Mice which is still under development and which has not been made available for the purpose of raising antibodies to any of Medarex’s licensees or other commercial partners.

3.1.3                     Limited Use.  Genmab shall only grant access to the Mice to those of its and its Affiliates’ employees, or subcontractors meeting the provisions of Section 3.1.6 below, who require such access for the performance of this Agreement.  Except as otherwise provided in Section 3.1.2 hereof, Genmab shall not breed Mice, use them for any purpose other than the conduct of the Research, or transfer them to any other person or entity or to any place other than Genmab facilities.  Except as otherwise provided in Section 3.1.2 hereof, Genmab shall not make any effort, directly or indirectly, to clone or otherwise reproduce the Mice by any means, [***].  In no event shall Genmab transfer the Mice to any person or entity without the prior written approval of Medarex.

3.1.4                     Care in Use of Mice.  [***] Genmab therefore agrees to use prudence and reasonable care in the use, handling, storage, transportation and disposition and containment of the Mice, and to maintain the Mice under suitable containment conditions in compliance with all applicable national, state and local laws, regulations, rules and ordinances.

3.1.5                     Records.  Genmab will prepare and maintain complete and accurate written records of all uses made of the Mice and the Mice Materials, and copies of such records will be furnished to Medarex, upon Medarex’s request, to the extent such records are reasonably required under this Agreement; provided, however, that Medarex shall maintain such records and the information contained therein in strict confidence in accordance with Article 8 hereof, and shall not use such records or information except to the extent permitted by this Agreement.

3.1.6                     Subcontractors.  Genmab may have subcontractor(s) have access to the Mice with the prior written consent of Medarex, which consent shall not be unreasonably withheld, subject to the following terms and conditions:  (i) Genmab shall [***]; (ii) the subcontractor shall [***]; (iii) [***] and (iv) [***].

3.2                               Third Party Rights.  [***].  In the event that a license is required under this Agreement to intellectual property of a third party for the use of any Antigen to make or use Antibodies and/or Bispecific Antibodies thereto, [***].  In such event, [***]

3.3                               Term.  The Research Period shall commence on the Effective Date and shall remain in effect until the termination of this Agreement.

3.4                               Ownership.

3.4.1                     Physical Title.  Physical title to all [***] shall at all times remain with Medarex, provided that the foregoing shall not:

(a)                                 apply to any [***] which are [***]

(b)                                 prevent Genmab or its sublicensees from transferring physical possession of [***] to third parties provided that, subject to Section 3.4.1 (a), such third parties do not obtain any physical title to such [***]; and

(c)                                  subject to the other terms and conditions of this Agreement, including without limitation, Sections 3.4.2 and 16.6 hereof, [***]

Furthermore, for the avoidance of doubt, it is agreed that the licenses granted under this Agreement in relation to Products and Antibody Products include the right to make, have made, import, have imported, and use [***] in the research, development and manufacture of such Products and Antibody Products.

3.4.2                     Intellectual Property.  Any invention made by Medarex in the course of activities in connection with this Agreement that is or relates to the Mice or Mice Materials shall be owned by Medarex, and shall be subject to the commercial license terms set forth in Article 4, the Research License terms set forth in Article 15, the Exclusive Antibody License terms set forth in Article 16, the [***] terms set forth in Article 17 and the license terms set forth in Article 18.  Any invention made by Genmab or its employees, consultants or agents in connection with its research activities under this Agreement or thereafter during the period that this Agreement is in effect which invention relates to (i) the Antigens, Research Antigens, Non-Research Antigens, Evaluation Antigens and Non-Exclusive Antigens used to immunize the Mice or (ii) subject to Sections 15.4.2 and 17.3 of this Agreement with respect to Antibodies and Bispecific Antibodies raised in the Medarex Mice and subject to Sections 21.1.2 and 21.1.3 of this Agreement with respect to Antibodies raised in the Additional Mice, the Antibodies and Bispecific Antibodies, as well as tangible property in such Antibodies and Bispecific Antibodies, shall be owned by Genmab.  [***]

4.              LICENSE

4.1                               Commercial License.  Subject to the terms and conditions of this Agreement (including without limitation Section 4.1A), Medarex hereby grants to Genmab the following licenses, on an Antigen-by-Antigen basis:

(a)                                 an [***] license under the Medarex Technology to use the Mice to make Antibodies against such Antigen in the Territory;

(b)                                 an [***] license under the Medarex Technology, [***], to use such Antibodies against such Antigen to [***] Products in the Territory;

(c)                                  an [***] license under the Medarex Technology to use the Medarex Mice to make Antibody components of and generate Bispecific Antibodies, against such Antigen in the Territory; and

(d)                                 an [***] license under the Medarex Technology, [***], to use such Bispecific Antibodies against such Antigen to [***] Products in the Territory.

With regard to Bispecific Two Target Antibodies only, the licenses granted according to Sections 4.1 (c) and 4.1 (d) are each individually conditioned upon that Genmab has obtained either:

[***]

4.1A.                   Modification of Commercial License with respect to Antibodies Raised in Additional Mice.

4.1A.1            If Genmab makes the election described in Section 20.2.1 of this Agreement with respect to any given Antigen, the exercise of the license granted in Section 4.1 with respect to such Antigen in relation to the Additional Mice (but not in relation to the Medarex Mice) shall be subject to the following:

(a)                                 the rights referred to in Section 4.1(a) shall be granted with respect to all Antibodies raised in the Additional Mice against such Antigen; and

(b)                                 the rights referred to in Section 4.1(b) shall be granted on a Prepaid Antibody-by-Prepaid Antibody basis with respect to Antibodies raised in the Additional Mice against such Antigen, provided always that such rights shall be granted for [***] purposes only (but not for [***]) with respect to all other Antibodies raised in the Additional Mice against such Antigen and further provided that [***].

4.1A.2            Antibody Identification for Prepaid Antibody Purposes.  At any time after Genmab makes the election described in Section 20.2.1 of this Agreement with respect to an Antigen, Genmab shall have a right to [***] should become a Prepaid Antibody or Prepaid Antibodies.  In each such notice, Genmab shall identify each Antibody by reference to its Antibody Amino Acid Sequence.

4.1A.3            Notice of Availability of Prepaid Antibodies.  Within [***] following receipt from Genmab of a notice indicating its desire that a particular Antibody should become a Prepaid Antibody, Medarex will notify Genmab in writing whether the Antibody specified by Genmab is available for licensing to Genmab under Section 4.1.  Medarex shall have the right to reject Genmab’s request with respect to a particular Antibody only pursuant to the terms of Section 4.1A.5.

4.1A.4            Available Prepaid Antibodies.  In the event that Medarex notifies Genmab pursuant to Section 4.1A.3 that the Antibody requested by Genmab is available for licensing to Genmab under Section 4.1, the Antibody shall be deemed to be a “Prepaid Antibody” for purposes of the [***] license granted by Medarex to Genmab in Section 4.1 with respect to the Antigen against which such Antibody was raised and for which it has affinity.

4.1A.5            Unavailable Prepaid Antibodies.  Medarex shall have the right to reject Genmab’s request for a particular Antibody raised against an Antigen to become a Prepaid Antibody in the event that, prior to Medarex’s receipt of Genmab’s written request specifying such Antibody pursuant to Section 4.1.A.2, [***], provided in each case that [***] has been determined and is known by or available to Medarex on or before the date that Medarex receives such Genmab written request.

4.1A.6            Unlimited Number of Prepaid Antibodies.  It is acknowledged and agreed by Medarex and Genmab that there is [***] Antibodies that may become Prepaid Antibodies with respect to any Antigen nor [***] that Genmab may make that Antibodies should become Prepaid Antibodies.

4.2                               Sublicenses.

4.2.1                     [***]

4.2.2                     [***]

4.3                               Exclusive Antigen Licenses.  At any time during the term of this Agreement, Genmab may notify Medarex in writing that it wishes to acquire an exclusive license to use Medarex Mice to prepare Antibodies with respect to up to [***] additional antigens identified by Genmab.  Each such antigen shall be [***] and the parties shall agree on a description of such antigen.  In such notice, Genmab shall provide to Medarex a written description of each antigen for which Genmab desires to acquire an exclusive license, including, to the extent that the information is reasonably knowable to Genmab:  [***].  In the event that (x) Genmab provides such written notice to Medarex, and (y) [***] then Medarex shall inform Genmab that such antigen is available for licensing to Genmab and shall grant to Genmab [***] license to such antigen under Section 4.1, subject to the other terms and conditions of this Agreement.  Such antigen shall thereupon be deemed to be an “Antigen” and subject to the terms and conditions of this Agreement.  For the avoidance of doubt, the parties acknowledge and agree that as of the Agreement Execution Date, Genmab has selected [***] of the “[***] additional antigens” provided under this Section 4.3 and has [***] such antigens remaining to select, and Exhibit F gives a complete list of Antigens as at the Execution Date.

4.3A.                   Any Exclusive Antigen License granted by Medarex in accordance with Section 4.3 shall include an [***] license for Genmab to use Medarex Mice to prepare Antibody components of and generate Bispecific One Target Antibodies with respect to such antigen which is subject to the relevant Exclusive Antigen License.

4.3B.                   Any Exclusive Antigen License granted by Medarex in accordance with Section 4.3 shall include [***] license for Genmab to use Medarex Mice to prepare Antibody components of and generate Bispecific Two Target Antibodies with respect to such antigen which is subject to the relevant Exclusive Antigen License provided that Genmab has obtained either

1)                                     an Exclusive Antibody License to the other antigen to which the relevant Bispecific Two Target Antibodies are binding and that such Exclusive Antibody License is in force, or

2)                                     a commercial license under Section 4.1 (cf. Section 4.3) to the other antigen to which the relevant Bispecific Two Target Antibodies are binding and that such commercial license is in force.

4.4                               [***]

4.5                               Retained Rights; No Further Rights.  Only the license granted pursuant to the express terms of this Agreement shall be of any legal force or effect.  No other license rights shall be granted or created by implication, estoppel or otherwise.  It is understood and agreed that Medarex shall retain rights to make, have made, import, use, offer for sale, sell and otherwise commercialize the Mice and any antibodies derived therefrom (except the Antibodies and Bispecific Antibodies to which Genmab has and retains an exclusive license hereunder) itself or with third parties for any uses.

5.              PAYMENTS; REPORTS AND RECORDS

5.1                               Reimbursements.  Within [***] of the Effective Date, Genmab shall reimburse Medarex for all costs incurred prior to the Effective Date with respect to [***]

5.2                               Third Party Royalties.

5.2.1                     Genmab Responsibilities.  Genmab shall be responsible for the payment of any royalties, license fees and milestone and other payments due to third parties under license agreements for the practice of the Medarex Technology by Genmab or its Affiliates or Sublicensees; provided, [***]  Any license agreement entered into solely for the benefit of Genmab, shall have Genmab approval prior to final execution.

5.2.2                     Payments to Medarex.  With respect to any license agreement Medarex has entered or enters with a third party with respect to intellectual property necessary for the manufacture, use or sale of Antibodies, Bispecific Antibodies or Products for an Antigen, [***] provided, however, [***]

5.3                               Reports.  Genmab shall deliver to Medarex within [***] after the last day of each calendar quarter in which Products are sold a report for such calendar quarter identifying, by country and Product, the Products sold by Genmab and its Affiliates and Sublicensees, and the calculation of Net Sales and royalties due to Medarex.

5.4                               Inspection of Books and Records.  Genmab and its Affiliates and Sublicensees shall maintain accurate books and records which enable the calculation of royalties payable hereunder to be verified.  Genmab and its Affiliates and Sublicensees shall retain the books and records for each quarterly period for [***] after the submission of the corresponding report under Section 6.1 hereof.  Subject to Section 5.4A, upon [***] prior written notice to Genmab (such notice to be hereinafter termed an “Audit Notice”), independent accountants selected by Medarex may have access to the books and records of Genmab and its Affiliates and Sublicensees during normal business hours to conduct an inspection or audit, for the purpose of verifying the accuracy of Genmab’s payments and compliance with this Agreement provided, however, that, in respect of each Genmab Sublicensee:  (i) Genmab may instead elect to perform an inspection or audit of the books and records of such Sublicensee, by itself or through independent accountants selected by Genmab, and provide the report of such inspection or audit to Medarex; and (ii) in any event, such rights of inspection and audit shall only apply to the extent necessary for Medarex to meet its obligations under the [***], the [***] and any other license agreements described in Section 5.2.2.  Any such inspection or audit shall be at Medarex’s expense; however, in the event an inspection reveals underpayment of [***] or more in any audit period, Genmab shall pay the costs of the inspection and promptly pay to Medarex any underpayment with interest from the date such amount(s) were due, at the prime rate reported by the Chase Manhattan Bank, New York, New York plus [***].

5.4A.                   Recent Inspection or Audit of Sublicensee by Genmab.  In respect of each Genmab Sublicensee, if (i) Medarex gives Genmab an Audit Notice with respect to such Genmab Sublicensee, (ii) Genmab, by itself or through independent accountants selected by Genmab, has performed an inspection or audit of the books and records of such Genmab Sublicensee within the [***] period immediately prior to the date of such Audit Notice, and (iii) Genmab provides the report of such inspection or audit to Medarex, then Medarex shall [***].

5.5                               Royalty Payments.  All royalties due to Medarex under this Agreement shall accrue on a calendar quarter-by-calendar quarter basis and shall be paid within [***] days after the last day of the calendar quarter in which they accrue with respect to Net Sales by Genmab’s Sublicensees, provided that (a) [***] and (b) in the case of royalties due to Medarex with respect to Net Sales by Genmab or Genmab’s Affiliates, such royalties shall instead be paid [***] days after the last day of the calendar quarter in which they accrue.  All cash amounts due Medarex hereunder shall be paid in U.S. dollars by wire transfer in immediately available funds to an account designated by Medarex.  If any currency conversion shall be required in connection with the payment of any royalties hereunder, such conversion shall be made by using the exchange rate for the purchase of U.S. dollars reported by the Chase Manhattan Bank on the last business day of the calendar quarter to which such royalty payments relate.  If at any time legal restrictions prevent the prompt remittance of any royalties owed on Net Sales in any jurisdiction, Genmab may notify Medarex and make such payments by depositing the amount thereof in local currency in a bank account or other depository in such country in the name of Medarex, and Genmab shall have no further obligations under this Agreement with respect thereto.  All royalty amounts required to be paid to Medarex pursuant to this Agreement may be paid with deduction for withholding for or on account of any taxes (other than taxes imposed on or measured by net income) or similar governmental charge imposed by a jurisdiction other than the United States (“Withholding Taxes”).  At Medarex’s request, Genmab shall provide Medarex a certificate evidencing payment of any Withholding Taxes hereunder and shall reasonably assist Medarex to obtain the benefit of any applicable tax treaty.

5.6                               Payments Owed with respect to Additional Mice.

5.6.1                     License Fee.  For each Antigen selected by Genmab pursuant to Article 4, after the later of (i) the date on which Medarex has notified Genmab that the Antigen is available for licensing and (ii) the date on which Genmab has made the election described in Section 20.2.1 of this Agreement, within [***] of Genmab receiving an invoice from Medarex for such license fee, Genmab shall pay to Medarex a license fee of [***] per Antigen.  By way of clarification, such license fee shall not be invoiced, nor shall it be payable, unless such Antigen is available for licensing pursuant to Article 4 and Genmab has made the election described in Section 20.2.1 of this Agreement.

5.6.2                     Milestone Payments.

(a)                                 In Vivo Therapeutic Applications.  With respect to each Product containing or incorporating a Prepaid Antibody raised using the Additional Mice, on a Product-by-Product basis, Genmab shall pay to Medarex the following amounts for Products intended for an In Vivo Therapeutic Application:

Milestone Event	Amount Payable Per Product
[***]	[***]

[***]

(b)                                 Ex Vivo Therapeutic Applications.  [***]

(c)                                  Diagnostic Applications.  With respect to each Product containing or incorporating a Prepaid Antibody raised using the Additional Mice, on a Product-by-Product basis, Genmab shall pay to Medarex the following amounts for Products intended for a Diagnostic Application:

Milestone	Amount Payable Per Product
[***]	[***]

[***]

5.6.3                     Royalty on Net Sales.  In [***] consideration for any [***] license granted by Medarex with respect to a Product incorporating or using a Prepaid Antibody raised using the Additional Mice, Genmab shall pay to Medarex a royalty on annual Net Sales of such Products on a Product-by-Product basis as follows:

5.6.3.1                                   In Vivo Therapeutic Application/Sales [***].  [***]

5.6.3.2                                   In Vivo Therapeutic Application/Sales [***]. [***]

5.6.3.3                                   Ex Vivo Therapeutic Application /Sales [***]. [***]

5.6.3.4                                   Ex Vivo Therapeutic Application/Sales [***]. [***]

5.6.3.5                                   Diagnostic Application/Sales [***]. [***]

5.6.3.6                                   Diagnostic Application/Sales [***]. [***]

[***]

Further, the terms of Section 16.9.2 shall apply with respect to determining the period during which royalties are owed pursuant to this Section 5.6.3 (such period being the “Royalty Term”); provided, however, that, if at any time during the Royalty Term, (i) [***], and (ii) [***] then (in the case that both (i) and (ii) are met) Genmab shall be entitled to reduce the royalties owed to Medarex hereunder with respect to Net Sales in such [***] of all Products incorporating or using any Prepaid Antibody raised against such Antigen in the Additional Mice.  [***].  For the avoidance of doubt, (i) when [***], then Genmab shall immediately thereafter resume payment during the remainder of the Royalty Term of the full amount of royalties owed by Genmab to Medarex in such [***] on Net Sales of such Products that arise from [***] and (ii) [***]

5.6.4                     Exclusivity with respect to the Additional Technology.

5.6.4.1                                   Prior to [***], (a) Medarex shall not grant any license to any third party under the Additional Technology or consent to the use by any third party of the Additional Technology with respect to an Antigen or itself use the Additional Technology with respect to such Antigen, in each case so long as, prior to [***], such Antigen remains an Antigen, and (b) in the event that Medarex becomes aware that [***], its assignees and successors have granted any license under the Additional Technology or have consented to the use of the Additional Technology with respect to an Antigen, or itself is using the Additional Technology with respect to an Antigen, in each case so long as, prior to [***], such Antigen remains an Antigen (such activities, the “Prohibited [***] Activities”), then with respect to this clause (b) Medarex shall take whatever steps are reasonably necessary to prevent or end the Prohibited [***] Activities.

5.6.4.2                                   After [***], in respect of each Antigen, Medarex shall not grant any license to any third party under the Additional Technology or consent to the use by any third party of the Additional Technology with respect to an Antigen or itself use the Additional Technology with respect to such Antigen, in each case, pursuant to Section 13.1, for the period of [***] from the date of the First Commercial Sale (whether such First Commercial Sale occurs prior to or after [***]) of the first Medarex Exclusive Antigen Product with respect to such Antigen.

5.6.4.3                                   After [***], with respect to each Antigen to which Genmab has previous to such date exercised an Additional Technology Exclusive Antigen Option (as defined in Section 20.2.1) (for purposes of this Section 5.6.4.3, such Antigen an “Additional Technology Antigen”), in the event that Medarex becomes aware that [***] (such activities, the “Further Prohibited [***] Activities”), Medarex shall [***]

5.6.4.4                                   In the event that Medarex takes the steps set forth in each of Section 5.6.4.1 and Section 5.6.4.3 with respect to the Prohibited [***] Activities, or Further Prohibited [***] Activities, [***].  In case Medarex reasonably believes that the outcome of taking such steps or action is likely to be unsuccessful Medarex agrees to sign and deliver to Genmab all documents necessary for Genmab to take such steps or action to prevent or end the Prohibited [***] Activities or Further Prohibited [***] Activities in the name of Medarex, provided that [***].  Genmab shall not settle such action in any way or consent to any order of any court or registry or similar governmental body that is [***], without Medarex’s prior written consent which is not to be unreasonably withheld.  Medarex shall provide all reasonable cooperation to Genmab in connection with such steps or action [***].

5.7                               Payments Owed with respect to Medarex Mice.

5.7.1                     Milestone for Diagnostic Applications.  With respect to each Product containing (1) an Antibody raised in Medarex Mice against an Antigen (2) a Bispecific One Target Antibody against an Antigen or (3) a Bispecific Two Target Antibody against two different Antigens (each a “Medarex Exclusive Antigen Product”), on a Medarex Exclusive Antigen Product-by-Medarex Exclusive Antigen Product basis, Genmab shall pay to Medarex the following amount for Products intended for a Diagnostic Application:

Milestone	Amount Payable Per Medarex Exclusive Antigen Product
[***]	[***]

[***]

5.7.2                     Royalties for Diagnostic Applications.  [***]

For purposes of this Section 5.7.2 “Net Sales” shall have the meaning and shall be calculated ([***]) as set out in Section 16.9.1.  Further, the terms of Section 16.9.2 shall apply with respect to determining the period during which royalties are owed pursuant to this Section 5.7.2 (such period being the “Royalty Term”).

5.7.3                     For the avoidance of doubt, apart from payments, if any, due under Section 5.2, Genmab shall not make any milestone, royalty or other payments to Medarex with respect to Medarex Exclusive Antigen Products intended for In-Vivo Therapeutic Application and/or Ex-Vivo Therapeutic Application and/or Other Treatment Application.

5.7.4       [***]

6.              SPECIAL TERMS FOR [***]

6.1                               Termination of [***] License.  Medarex acknowledges, represents and warrants that as at the date of the Amendment No. 7 Effective Date:  (a) the license previously granted [***] has terminated, (b) neither [***], nor any Affiliate or sublicensee of [***], has any rights under [***] and (c) neither [***], nor any Affiliate or sublicensee of [***] or [***] (except [***], its Affiliates and its Sublicensees), has [***]

6.2                               License.  [***]

6.3                               License Fee.  [***]

6.4                               Milestone Payments with Respect to the [***] Territory.  With respect to the first [***] Product, Genmab shall pay to Medarex the following amounts:

Milestone	Amount Payable
[***]	[***]

[***]

6.5                               Royalties.  Subject to Sections 6.6 and 6.7, Genmab shall pay to Medarex a royalty on annual [***] Net Sales of [***] Products on a [***] Product-by-[***] Product basis as follows:

	Annual [***] Net Sales for [***] Product		Royalty Rate on [***] Net Sales
[***]	[***	]	[***	]

For the purposes of this Agreement, “[***] Net Sales” shall mean the amounts invoiced by Genmab, its Affiliates or Sublicensees for the sale in the [***] Territory of [***] Products to bona fide independent third parties, less to the extent included in such amount:  (i) normal and customary rebates, and cash and trade discounts, actually taken; (ii) sales, use and/or other excise taxes, custom duties or other governmental charges (other than taxes imposed on or measured by net income) actually paid in connection with sales of [***] Products; (iii) the cost of any bulk packages and packing, prepaid freight charges and insurance; (iv) amounts actually allowed or credited due to returns paid; and (v) amounts written off for bad debt.  In the case of (i) and (iv), such amounts shall be deductible only to the extent the same are separately identified on the invoice to the customer or other documentation maintained in the ordinary course of business.  All sales of [***] Products between Genmab, its Affiliates and its Sublicensees shall be disregarded for purposes of computing [***] Net Sales, unless such a purchaser is the end-user of such [***] Product.

In the case of discounts on “bundles” of products or services which include [***] Products, Genmab may calculate [***] Net Sales by [***]

[***]  Genmab shall provide Medarex with documentation, reasonably acceptable to Medarex, establishing such [***] discount with respect to each “bundle”.  If Genmab cannot so establish the [***] discount of a “bundle”, [***] Net Sales shall be based on [***] of such [***] Product.  If a [***] Product in a “bundle” is [***]

For the avoidance of doubt, [***] Net Sales does not include any [***]

6.6                               Royalty Term.  The royalties due pursuant to Section 6.5 shall be payable on a country-by-country and [***] Product-by-[***] Product basis until the date which is the later of:  (i) the expiration of the last to expire of the patents within the Patent Rights covering the [***] Product in such country (such expiration to occur only after expiration of extensions of any nature to such patents which may be obtained under applicable statutes or regulations in the respective countries of the [***] Territory, such as patent extension laws in countries of the [***] Territory which are similar to the Drug Price Competition and Patent Term Restoration Act of 1984 in the U.S.A), or (ii) until [***] following the First Commercial Sale of such [***] Product in such country.  For purposes of this Section 6.6, “First Commercial Sale” shall mean, with respect to each [***] Product in each country, the first bona fide commercial sale of such [***] Product following marketing approval in such country by or under authority of Genmab, its Affiliates or its Sublicensees provided that where such first commercial sale has occurred in a country for which government pricing or government reimbursement approval is needed for widespread commercial sale, then such sales shall not be deemed a First Commercial Sale until such pricing or reimbursement approval has been obtained.

6.7                               Use of Third Party Technology.  Genmab may deduct [***] of Third Party Payments paid in respect of sales of [***] Products in the [***] Territory from the royalties due to Medarex pursuant to Section 6.5, provided, however that in any given calendar quarter such deductions shall not exceed more than [***] of the [***] Net Sales for such calendar quarter.  Any Third Party Payments that have not been deducted in a given calendar quarter may be deducted from amounts due in subsequent calendar quarters, subject to the limitation set forth in the previous sentence.

6.8                               Payments to [***], Affiliates and Sublicensees.  To the extent that [***] or its Affiliates are required to make payments to [***], its Affiliates or sublicensees or their assigns or successors with respect to [***]’s, its Affiliates’ or Sublicensees’ [***] or other activities concerning [***] Products or Antibodies with binding specificity for [***] or Bispecific Antibodies with binding specificity for [***], or with respect to the grant or exercise of any licenses, sublicenses or any other rights which may have been or be granted to or by [***] or its Affiliates with respect to [***] Products or Antibodies with binding specificity for [***] or Bispecific Antibodies with binding specificity for [***]

6.9                               Further Development and Commercialization of [***] Products.  It is understood and agreed that Genmab, its Affiliates and Sublicensees shall be exclusively responsible, at their own cost, for further research, development and commercialization of [***] Products and Antibodies with binding specificity for [***] and Bispecific Antibodies with binding specificity for [***].  Medarex hereby acknowledges that the [***] have been transferred by Medarex to Genmab and that no further consideration is owed by Genmab to Medarex in respect of [***].

6.10                        [***]

7.              DILIGENCE

7.1                               Development of Products.  It is understood and agreed that [***] shall be solely responsible for all preclinical and clinical costs of developing and commercializing

Products in the Territory, including, without limitation, Products containing Antibodies [***].

7.2                               Reasonable Efforts.

(a)                                 With respect to all Products other than Relevant Products and [***] Products (as each term is defined in Section 7.2(d)), Genmab (or its Sublicensee, as applicable) will use commercially reasonable efforts to develop and commercialize such Products.  For purposes of this Section 7.2(a), “commercially reasonable efforts” shall mean the level of efforts and resources Genmab (or its Sublicensee, as applicable) would use for a product, all rights to which are controlled by Genmab (or its Sublicensee, as applicable), of similar market potential at a similar stage in its product life, taking into account efficacy, competition, intellectual property position, likelihood of regulatory approval, profitability, alternative products and product candidates and other relevant factors.  For the purpose of the immediately preceding sentence, “control” shall mean possession of the right whether by ownership, license or otherwise, to assign or grant a license, sublicense or other right, in each case without violating the terms of any agreement or other arrangement with any third party.  Such commercially reasonable efforts shall include, without limitation, the [***]  This [***] period may be extended by [***] in case of delays outside the reasonable control of Genmab (or its Sublicensee, as applicable) with the prior written consent of Medarex, such consent not to be unreasonably withheld.  Except with respect to Products for which an IND has been filed as of the Amendment No. 8 Effective Date, Genmab shall notify Medarex in writing of the date of such [***] within [***] of the occurrence of such event.  For purposes of this Section 7.2 and of Section 7.3, (i) “[***]” shall mean [***], and (ii) “[***]” shall mean [***].

(b)                                 With respect to Relevant Products, Genmab will use its best efforts to develop and commercialize Relevant Products.  Such efforts shall include, without limitation, [***].  Such efforts shall include, without limitation, [***]

(c)                                  With respect to [***], neither Section 7.2(a) nor Section 7.2(b) shall apply, and this Section 7.2 shall be amended as set forth in the [***] (as defined in section 7.2(d)).

(d)                                 For the purposes of this Section 7.2 and Section 7.3, a “Relevant Product” is any Product licensed pursuant to the [***] between [***] and [***] dated as of [***], as amended from time to time, the [***] between [***]. and [***] dated [***], as amended from time to time, or the [***] between [***]. and [***] dated [***], as amended from time to time.  An “[***]” is any Product licensed pursuant to the [***] between [***] and [***] dated [***], as amended from time to time, and the “[***]” is that certain [***] between [***] and [***] dated [***].

(e)                                  For the purpose of this Section 7.2 and with regard to a Product containing a Bispecific Antibody, [***] shall mean the last date upon which the [***] have been achieved for both Antibody components of such Bispecific Antibody.

(f)                                   In case Genmab does not [***] within the time period specified in Section 7.2 and does not [***], Genmab shall no longer be entitled to develop and commercialize such Product.  Notwithstanding the above Genmab shall still be entitled to develop and commercialize the Antibody under the applicable license granted herein [***], provided Genmab notifies Medarex of this, and [***], prior to the expiration of the time period in Section 7.2, in which case Section 7.2(e) shall apply.

7.3                               Limited Term.

(a)                                 With respect to all Products other than Relevant Products and [***] Products, if Genmab (or its Sublicensee) [***] with respect to a particular Product within [***] or the [***] period [***] as set forth in Section 7.2(a) therefor, then Genmab (or a Sublicensee) may extend the date [***] by (i) [***] by paying to Medarex [***] and (ii) (immediately following such [***]) an additional [***] by paying to Medarex an additional [***] (each an “Extension”).  Such payments shall be made on the [***] and [***], respectively, of the date of [***] for the applicable Antibodies.  If, with respect to a Product other than a Relevant Product or an [***], Genmab (or its Sublicensee) fails to timely achieve such milestone and fails to extend, pursuant to this Section 7.3(a), the period in which it has to achieve such milestone by timely paying the fees due pursuant to this Section 7.3(a), then Medarex may terminate the license granted herein with regard to the relevant Antigen or Non-Exclusive Antigen (and corresponding Antibodies and Products) on the day after the date the period in which to achieve such milestone, including any Extensions for which Genmab (or its Sublicensee) has timely made payment pursuant to this Section 7.3(a), expires.  In case Genmab has granted rights with respect to an Antigen or a Non-Exclusive Antigen to one or more Sublicensees in accordance with this Agreement, Medarex’s termination right according to this Section 7.3(a) shall only have effect with regard to that specific Sublicensee which is in breach of this Section 7.3.(a).

(b)                                 With respect to Relevant Products, if Genmab [***] with respect to a particular Relevant Product within [***] after [***] such Relevant Product and [***], then Genmab may extend the date by which [***] by [***] by paying to Medarex [***].  Such payment shall be made on the [***] of the date that [***].  If with respect to a Relevant Product, Genmab fails to timely achieve such milestone and fails to extend the period in which it has to achieve such milestone by timely paying the fees due pursuant to the preceding sentence, then Medarex may terminate the license granted herein with regard to the relevant Antigen or Non-Exclusive Antigen (and corresponding Antibodies and Relevant Products).  Genmab and Medarex agree that, notwithstanding the language in Section 7.2(a) linking the Genmab diligence obligation with respect to the [***], Genmab and Medarex intend, with respect to the use of “Relevant Products” in Sections 7.2(b) and 7.3(b), to use the phrases regarding Genmab diligence obligations, respectively, (i) “[***] after the date that [***] or in case of Bispecific Antibodies, [***] after the date that [***] and (ii) “within [***] after [***] and the [***] (or in case of Bispecific Antibodies, within [***] after [***])”.  In case Genmab has granted rights with respect to an Antigen or a Non-Exclusive Antigen to one or more Sublicensees in accordance with this Agreement, Medarex’s termination right according to this Section 7.3(b) shall only have effect with regard to that specific Sublicensee which is in breach of this Section 7.3.(b).

(c)                                  With respect to [***] Products, neither Section 7.3(a) nor Section 7.3(b) shall apply, and this Section 7.3 shall be amended as set forth in the [***] Letter.

(d)                                 For the purpose of this Section 7.3 and with regard to a Product containing a Bispecific Antibody, [***] shall mean the last date upon which the [***] have been achieved for both Antibody components of the Bispecific Antibody.

(e)                                  In case Genmab does not [***] within the time period specified in Section 7.3, Genmab shall no longer be entitled to develop and commercialize such Product.  Notwithstanding the above Genmab shall still be entitled to develop and commercialize such Antibody under the applicable license granted herein as a component of a Bispecific Antibody, provided Genmab notifies Medarex of this, [***], prior to the expiration of the time period in Section 7.3, in which case Section 7.3(d) shall apply.

7.4                               Reports to Medarex.  During the term of this Agreement, Genmab shall keep Medarex fully informed of its activities subject to this Agreement, including without limitation, the commercialization of Products, and on [***] of each year shall provide Medarex with a written report detailing such events and activities.  When the registration package requesting approval for commercial sale of the Product (including approval for reimbursement by the appropriate health insurance authorities as well as price approvals where required) is first filed in [***], and in each case when approval is received therefor, Genmab will notify Medarex in writing within [***] days.

7.5                               Regulatory Filings.  Genmab shall submit registration packages requesting approval for commercial sale of the Product as soon as reasonably practicable.  Genmab (or its designee) shall file and hold title to all regulatory applications, approvals and supplements thereto.

7.6                               Abandoned Products.  Genmab may voluntarily abandon its right hereunder to market the Product in any individual country, upon [***] written notice to Medarex, at any time prior to submission of the first [***] for the Product to the [***] in such country.

Between the time of submission and the time of approval of said [***], Genmab may voluntarily abandon its right hereunder to market Products in any such country upon [***] written notice to Medarex.  Such notice will effectuate Genmab’s voluntary abandonment of its right hereunder to market the Product in such country.

8.              CONFIDENTIALITY

8.1                               Confidential Information.  Except as expressly provided herein, the parties agree that, for the term of this Agreement and for [***] years thereafter, the receiving party shall keep completely confidential and shall not publish or otherwise disclose and shall not use for any purpose except for the purposes contemplated by this Agreement any Confidential Information furnished to it by the disclosing party hereto pursuant to this Agreement, except that to the extent that it can be established by the receiving party by competent proof that such Confidential Information:

(i)                                     was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure;

(ii)                                  was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party;

(iii)                               became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement;

(iv)                              was independently developed by the receiving party as demonstrated by documented evidence prepared contemporaneously with such independent development; or

(iv)                              was subsequently lawfully disclosed to the receiving party by a person other than a party hereto.

8.2                               Permitted Use and Disclosures.  Each party hereto may use or disclose information disclosed to it by the other party to the extent such use or disclosure is reasonably necessary in complying with applicable governmental regulations or otherwise submitting information to tax or other governmental authorities, conducting clinical trials, or making a permitted sublicense or otherwise exercising its rights hereunder, provided that if a party is required to make any such disclosure of another party’s confidential information, other than pursuant to a confidentiality agreement, it will give reasonable advance notice to the latter party of such disclosure and, save to the extent inappropriate in the case of patent applications, will use its best efforts to secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise).

8.3                               Public Disclosure.  Except as otherwise required by law, neither party shall issue a press release or make any other public disclosure of the terms of this Agreement without the prior approval of such press release or public disclosure.  Each party shall submit any such press release or public disclosure to the other party, and the receiving party shall have [***] days to review and approve any such press release or public disclosure, which approval shall not be unreasonably withheld.  If the receiving party does not respond within such [***] day period, the press release or public disclosure shall be deemed approved.  In addition, if a public disclosure is required by law, including without limitation in a filing with the Securities and Exchange Commission, the disclosing party shall provide copies of the disclosure reasonably in advance of such filing or other disclosure for the non-disclosing party’s prior review and comment.

8.4                               Confidential Terms.  Except as expressly provided herein, each party agrees not to disclose any terms of this Agreement to any third party without the consent of the other party; provided, disclosures may be made as required by securities or other applicable laws, or to actual or prospective investors or corporate partners, or to a party’s accountants, attorneys and other professional advisors; provided, further, that notwithstanding any other provision in this Article 8, Medarex may disclose information as permitted in Section 22.1.

9.              REPRESENTATIONS AND WARRANTIES

9.1                               Medarex.  Medarex represents and warrants that:  (i) it is a corporation duly organized validly existing and in good standing under the laws of the State of New Jersey; (ii) the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Medarex; (iii) it is the sole and exclusive owner of all right, title and interest in, or otherwise Controls, the Medarex Mice (subject to [***]) and Controls the Additional Mice; and (iv) it has the right to grant the rights and licenses granted herein; and (v) [***]

9.1A.                   Additional Representations and Warranties by Medarex.  In addition to the representations and warranties given in Section 9.1, Medarex represents and warrants that, as of the Amendment No.8 Effective Date:

(A)                               All material terms and conditions of the [***] have been fully disclosed.

(B)                               The [***] is in full force and effect and no party thereto has notified any other party thereto of any intention to terminate the [***].

(C)                               Neither Medarex nor, so far as the officers of Medarex are aware, [***] is in material breach under the [***] and the officers of Medarex are not aware of any facts or circumstances that would result in any such material breach.

(D)                               In respect of each Antigen, the milestones and royalties in respect of In Vivo Therapeutic Applications and Ex Vivo Therapeutic Applications set forth in Section 5.6 are required to be paid by Medarex to [***] under the [***] in respect of Genmab’s practise of the commercial license granted pursuant to Section 4.1 in respect of such Antigen in relation to the Additional Mice.

9.2                               Genmab.  Genmab represents and warrants that:  (i) it is a company duly organized validly existing and in good standing under the laws of Denmark; and (ii) the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Genmab.

9.3                               Disclaimer of Warranties.  THE MICE ARE PROVIDED “AS IS”, AND EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, MEDAREX AND ITS RESPECTIVE AFFILIATES MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OR CONDITIONS OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE MICE, ANTIBODIES, ADDITIONAL TECHNOLOGY OR MEDAREX TECHNOLOGY, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF THE PATENT RIGHTS LICENSED HEREUNDER, OR NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

9.4                               Disclaimer.  Except as provided in 9.1(v) nothing in this Agreement is or shall be construed as:

(a)                                 A warranty or representation by Medarex as to the validity or scope of any claim or patent within the Patent Rights;

(b)                                 A warranty or representation that anything made, used, sold, or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of any patent rights or other intellectual property right of any third party;

(c)                                  An obligation to bring or prosecute actions or suits against third parties for infringement of any of the Patent Rights; or

(d)                                 Granting by implication, estoppel, or otherwise any licenses or rights under patents or other rights of Medarex or third parties, regardless of whether such patents or other rights are dominant or subordinate to any patent within the Patent Rights.

9A.                             COVENANTS BY MEDAREX WITH RESPECT TO THE [***]

9A.1                      Medarex hereby covenants to Genmab that:

[***]

10.       INTELLECTUAL PROPERTY

10.1                        Patent Rights.  Genmab shall be responsible, [***], for the preparation, filing, prosecution, enforcement and maintenance of the patent applications and patents owned by or on behalf of Genmab and/or a Sublicensee claiming Antibodies, Bispecific Antibodies, Antibody Material and/or Products (“Genmab Technology”) in

countries selected by Genmab, and for conducting any interferences, reexaminations, reissues, oppositions, or request for patent term extension relating thereto.

10.2                        Abandonment.  Prior to abandoning any patent rights with respect to Genmab Technology as described in Section 10.1, Genmab shall notify Medarex and provide Medarex with an opportunity to [***].  Such patent rights shall continue to be owned by Genmab.  Genmab shall make commercially reasonable efforts to make its sublicensees comply with this Section.

10.3                        Medarex Patent Rights.  Subject to its contractual obligations to third parties, Medarex shall be responsible, [***], for the preparation, filing, prosecution, maintenance and enforcement of the Patent Rights and for conducting any interferences, reexaminations, reissues, oppositions, or request for patent term extensions relating thereto.

10.4                        Cooperation.  Genmab shall, [***], keep Medarex informed of patent filings of Genmab Technology and forward status reports.

10.5                        Infringement Claims.  If the manufacture, importation, sale or use of the Product pursuant to this Agreement results in any claim, suit or proceeding alleging patent infringement against Medarex or Genmab, such party shall promptly notify the other party hereto.  The defendant shall [***]

11.       DISPUTE RESOLUTION

11.1                        Mediation.  If a dispute arises out of or relates to this Agreement, or the breach thereof, and if said dispute cannot be settled through negotiation, the parties agree first to try in good faith to settle the dispute by mediation under the [***], before resorting to arbitration, litigation, or some other dispute resolution procedure.

11.2                        Arbitration.  Subject to Section 14.7, Medarex and Genmab agree that any dispute or controversy arising out of, in relation to, or in connection with this Agreement, or the validity, enforceability, construction, performance or breach thereof, shall be settled by binding arbitration in [***] by [***] arbitrator appointed in accordance with such Rules.  The arbitrators shall determine what discovery will be permitted, based on the principle of limiting the cost and time which the parties must expend on discovery; provided, the arbitrators shall permit such discovery as they deem necessary to achieve an equitable resolution of the dispute.  The decision and/or award rendered by the arbitrator shall be written, final and non-appealable and may be entered in any court of competent jurisdiction.  The parties agree that, any provision of applicable law notwithstanding, they will not request, and the arbitrator shall have no authority to award, punitive or exemplary damages against any party.  The costs of any arbitration, including administrative fees and fees of the arbitrator, shall be shared equally by the parties.  Each party shall bear the cost of its own attorneys’ fees and expert fees.

12.       INDEMNIFICATION

12.1                        Medarex.  Medarex shall indemnify, defend and hold harmless Genmab and its directors, officers and employees (each a “Genmab Indemnitee”) from and against any and all liabilities, damages, losses, costs or expenses (including attorneys’ and professional fees and other expenses of litigation and/or arbitration) (a “Liability”) resulting from [***] arising from or occurring as a result of (i) [***] or (ii) [***] except to the extent caused by the negligence or willful misconduct of Genmab.

12.1A.            Further Indemnification by Medarex.  Without limiting any other indemnification by Medarex in this Agreement, Medarex shall indemnify, defend and hold harmless Genmab Indemnitees from and against any and all Liabilities incurred by the Genmab Indemnitees resulting from a claim, suit or proceeding made or brought by a third party against the Genmab Indemnitees arising from or occurring as result of(i) [***] (ii) [***] or (iii) [***]

12.2                        Genmab.  Genmab shall indemnify, defend and hold harmless Medarex and its directors, officers and employees (each a “Medarex Indemnitee”) from and against any and all liabilities, damages, losses, costs or expenses (including attorneys’ and professional fees and other expenses of litigation and/or arbitration) (a “Liability”) resulting from [***], arising from or occurring as a result of (i) [***] (ii) [***] (iii) [***] or (iv) [***] except in each case to the extent caused by the negligence or willful misconduct of Medarex.  Furthermore, without limiting any other indemnification by Genmab in the Agreement, Genmab shall indemnify, defend and hold harmless the Medarex Indemnitees for any and all Liabilities incurred by the Medarex Indemnitees in connection with any and all [***] against the Medarex Indemnitees by [***] (collectively “Losses”), arising from or occurring as a result of any activities of Genmab or any of its Affiliates or Sublicensees relating to any (i) [***] or (ii) [***]

12.3                        Procedure.  In the event that any Indemnitee intends to claim indemnification under this Article 12 it shall promptly notify the other party (the “Indemnitor”) in writing of such alleged Liability.  With respect to indemnification under Sections 12.1 and 12.2, the Indemnitor shall have the sole right to control the defense and settlement thereof.  With respect to indemnification under Sections 12.1 and 12.2, the Indemnitees shall cooperate with the Indemnitor and its legal representatives in the investigation of any action, claim or liability covered by this Article 12.  With respect to indemnification under Sections 12.1 and 12.2, the Indemnitee shall not, except at its own cost, voluntarily make any payment or incur any expense with respect to any claim or suit without the prior written consent of the Indemnitor, which the Indemnitor shall not be required to give.

13.       TERM AND TERMINATION

13.1                        Term.  The term of this Agreement shall commence on the Effective Date.  Unless terminated earlier as provided in this Article 13, this Agreement shall continue in full force and effect (i) on a country-by-country and Product-by-Product basis until there are no remaining payment obligations, or (ii) with respect to exclusive commercial licenses granted under Section 4.1, until (a) Genmab has exercised all its options to select Antigens under Section 4.3 and (b) thereafter, to the extent the following period has not by then expired, for each Antigen on an Antigen-by-Antigen basis until the later of (A) [***] from the date of the First Commercial Sale of a Medarex Exclusive Antigen Product, or (B) there are no remaining payment obligations in relation to such Antigen; provided, however, that under this clause (ii) Genmab shall in any event have exclusive rights to any Medarex Exclusive Antigen Product for [***] after the date of the First Commercial Sale of each such Medarex Exclusive Antigen Product on a country-by-country basis.

On expiry of this Agreement with respect to a given Product in a given country, the licenses granted hereunder in such country with respect to such Product shall continue on a non-exclusive, royalty-free basis.

For the purpose of this Section the term First Commercial Sale shall be construed as defined in Section 16.9.2.

As per the Amendment no. 8 Effective Date Genmab represents and warrants that the rights with respect to the Medarex Exclusive Antigens, [***] (collectively, the “Previously Sublicensed Medarex Exclusive Antigens”) have been sublicensed to a third party(ies).  Notwithstanding the above terms of this Section 13.1 regarding the term of the Agreement, with respect to the Previously Sublicensed Medarex Exclusive Antigens, subject to any earlier termination in accordance with the terms of this Agreement, this Agreement shall continue in full force and effect until such date as the Sublicensee no longer has any payment obligations to Genmab with respect to the such Previously Sublicensed Medarex Exclusive Antigen pursuant to the terms of the applicable sublicense agreement.  Genmab shall notify Medarex [***] prior the date of expiration of such payment obligations with respect to each Previously Sublicensed Medarex Exclusive Antigen.

13.2                        Termination for Cause.  Either party may terminate this Agreement in the event the other party has materially breached or defaulted in the performance of any of its obligations hereunder, and such default has continued for [***] after written notice thereof was provided to the breaching party by the non-breaching party.  Any termination shall become effective at the end of such [***] period unless the breaching party has cured any such breach or default prior to the expiration of the [***] period.

13.3                        Termination for Insolvency.  If voluntary or involuntary proceedings by or against a party are instituted in bankruptcy under any insolvency law, or a receiver or custodian is appointed for such party, or proceedings are instituted by or against such party for corporate reorganization or the dissolution of such party, which proceedings, if involuntary, shall not have been dismissed within [***] after the date of filing, or if such party makes an assignment for the benefit of creditors, or substantially all of the assets of such party are seized or attached and not released within [***] thereafter, the other party may immediately terminate this Agreement effective upon notice of such termination.  Without limiting the foregoing, upon any liquidation of Genmab subject to Section 4.5 of the Shareholders Agreement, this Agreement shall terminate concurrently.

13.4                        Effect of Termination.

13.4.1              Accrued Rights and Obligations.  Termination of this Agreement for any reason shall not release any party hereto from any liability which, at the time of such termination, has already accrued to the other party or which is attributable to a period prior to such termination nor preclude either party from pursuing any rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement.  It is understood and agreed that monetary damages may not be a sufficient remedy for any breach of this Agreement and that the non-breaching party may be entitled to injunctive relief as a remedy for any such breach.

13.4.2              Ownership.  Upon termination of this Agreement, title to all Mice, Mice Materials, Additional Technology and Medarex Technology shall remain solely with Medarex.  Title to any data, preclinical or clinical, research results or other information relating to tangible biological materials (other than the Mice Materials) derived by Genmab pursuant to this Agreement, shall be and remain solely with Genmab.

13.4.3              Return of Confidential Information.  Upon any termination of this Agreement, Genmab and Medarex shall promptly return to the other party all Confidential Information of the other; provided counsel of each party may retain one (1) copy of such Confidential Information for archival purposes and for ensuring compliance with Article 8.

13.4.4              Stock on Hand.  In the event this Agreement is terminated for any reason, Genmab shall have the right to sell or otherwise dispose of the stock of any Product subject to this Agreement then on hand, until [***] of such termination; provided, however, that any such sale or other disposition shall be subject to Articles 5 and 16 to the extent applicable.

13.4.5              Return of Mice Materials.  Upon any termination of this Agreement, Genmab shall promptly return to Medarex, or destroy all Mice Materials, including, without limitation, all Antibodies, Bispecific Antibodies, Antibody Materials, and other biological materials derived from Mice, and all cells capable of producing Antibodies, and in the event of such destruction an officer of Genmab shall provide Medarex with written certification thereof.  It is understood and agreed that except as expressly provided above Genmab may retain any materials owned by Genmab.  Genmab further agrees that in addition to its obligation to return or destroy materials as described in this

Section 13.4.5 and in Sections 15.4.1 and 16.3.2, none of Genmab, its Affiliates or Sublicensees shall use any information derived from the Antibodies, Bispecific Antibodies or Antibody Materials for the purpose of recreating such destroyed or returned Antibodies, Bispecific Antibodies or Antibody Materials; provided, however, that:

(a)                                 in the event that such information is placed in the public domain, other than through the actions of Genmab, its Affiliates or Sublicensees, then Genmab, such Affiliates and Sublicensees may use such information in any way that they desire; and

(b)                                 [***]

13.4.6              Licenses.  The license granted in Sections 4.1, 15.1 and 16.3.1 shall terminate upon any termination of this Agreement and in such event Genmab and its Sublicensees shall cease all development and commercialization of Products.

13.5                        Survival.  Sections 3.4, 4.5, 5.4, 9A.1(D), 9.3, 9.4, 10.2, 10.3, 10.4, 13.4, 13.5, 15.4.2, 16.6, 17.3, the second sentence of Section 20.4, 21.1.2, 21.1.3, 21.1.4, Section 21.1.5 (with respect to the first sentence and, in the case of the second sentence, any Improvements made by Genmab during the term of the Agreement), and 22.1, and Articles 8, 11, 12 and 14 of this Agreement shall survive expiration or termination of this Agreement for any reason.

14.       MISCELLANEOUS

14.1                        Governing Law.  This Agreement and any dispute, including without limitation any arbitration, arising from the performance or breach hereof shall be governed by and construed and enforced in accordance with the laws of the state of [***], without reference to conflicts of laws principles.

14.2                        Independent Contractors.  The relationship of the parties hereto is that of independent contractors.  The parties hereto are not deemed to be agents, partners or joint venturers of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.

14.3                        Assignment.  This Agreement shall not be assignable by either party to any third party hereto without the written consent of the other party hereto, which consent shall not be unreasonably withheld; except either party may assign this Agreement, without such consent, to an entity that acquires all or substantially all of the business or assets of such party to which this Agreement pertains, whether by merger, reorganization, acquisition, sale, or otherwise.

14.4                        Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.

14.5                        Notices.  All notices, requests and other communications hereunder shall be in writing and shall be personally delivered or sent by telecopy or other electronic facsimile transmission or by registered or certified mail, return receipt requested, postage prepaid, in each case to the respective address specified below, or such other address as may be specified in writing to the other parties hereto:

If to BMS, Medarex or GenPharm:

[***]

If to Genmab:

[***]

14.6                        Force Majeure.  Neither party shall lose any rights hereunder or be liable to the other party for damages or losses (except for payment obligations) on account of failure of performance by the defaulting party if the failure is occasioned by war, strike, fire, Act of God, earthquake, flood, lockout, embargo, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the nonperforming party provided such party has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a party be required to settle any labor dispute or disturbance.

14.7                        Injunctive Relief.  Genmab acknowledges that limitations and restrictions on its possession and use of Mice and Mice Materials hereunder are necessary and reasonable to protect Medarex, and expressly agrees that monetary damages would be inadequate to compensate Medarex for any violation by Genmab of any such limitations or restrictions.  The parties agree that any such violation would cause irreparable injury to Medarex and agrees that without resorting to prior mediation or arbitration, and, in addition to any other remedies that may be available in law, in equity or otherwise, Medarex shall be entitled to obtain temporary and permanent injunctive relief against any threatened violation of such limitations or restrictions or the continuation of any such violation in any court of competent jurisdiction, without the necessity of proving actual damages or the posting of any bond.

14.8                        Advice of Counsel.  Medarex and Genmab have each consulted counsel of their choice regarding this Agreement, and each acknowledges and agrees that this Agreement shall not be deemed to have been drafted by one party or another and will be construed accordingly.

14.9                        Compliance with Laws.  Each party shall furnish to the other party any information requested or required by that party during the term of this Agreement or any extensions hereof to enable that party to comply with the requirements of any U.S. or foreign federal, state and/or government agency.

14.10                 Further Assurances.  At any time or from time to time on and after the date of this Agreement, either party shall at the request of the other party hereto (i) deliver to the requesting party any records, data or other documents consistent with the provisions of this Agreement, (ii) execute, and deliver or cause to be delivered, all such consents, documents or further instruments of transfer or license, and (iii) take or cause to be taken all such actions, as the requesting party may reasonably deem necessary in order for the requesting party to obtain the full benefits of this Agreement and the transactions contemplated hereby.

14.11                 Export Controls.  Each party agrees that it will take all actions necessary to insure compliance with all U.S. laws, regulations, orders or other restrictions on exports and further will not sell, license or re-export, directly, or indirectly, the Product(s) to any person or entity for sale in any country or territory, if, to the knowledge of each party based upon reasonable inquiry, such sale, would cause the parties to be in violation of any such laws or regulations now or hereafter in effect.  Each party agrees to secure from any recipient of Product(s) adequate manually signed written assurances prior to shipment from the United States as are required by the U.S. Export Regulations.

14.12                 Severability.  In the event that any provisions of this Agreement are determined to be invalid or unenforceable by a court of competent jurisdiction, the remainder of the Agreement shall remain in full force and effect without said provision.  In such event, the parties shall in good faith negotiate a substitute clause for any provision declared invalid or unenforceable, which shall most nearly approximate the intent of the parties in entering this Agreement.

14.13                 Waiver.  It is agreed that no waiver by either party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

14.14                 Complete Agreement.  This Agreement, with its Exhibits, constitutes the entire agreement, both written and oral, between the parties with respect to the subject matter hereof, and that all prior agreements respecting the subject matter hereof, either written or oral, expressed or implied, are merged and cancelled, and are null and void and of no effect.  No amendment or change hereof or addition hereto shall be effective or binding on either of the parties hereto unless reduced to writing and duly executed on behalf of both parties.

14.15                 Use of Name.  Neither party shall use the name or trademarks of the other party without the prior written consent of such other party.

14.16                 Headings.  The captions to the several Sections and Articles hereof are not a part of this Agreement, but are included merely for convenience of reference only and shall not affect its meaning or interpretation.

14.17                 Counterparts.  This Agreement may be executed in two counterparts, each of which shall be deemed an original and which together shall constitute one instrument.

14.18                 Genmab has accepted that [***].  BMS, Medarex Inc. and GenPharm have accepted this condition by signing this Agreement.

14.19                 In the event of a dispute which regards circumstances occurring prior to the Execution Date such dispute shall be solved based on the terms and conditions set out in the Original Agreement which was applicable at that time such circumstances occurred taking into account the effective date of any amendments to the Original Agreement.

15.       RESEARCH LICENSES

15.1                        Research Licenses for Antigens.  At any time during the term of the Agreement, Genmab may notify Medarex that it wishes to acquire a [***] research license to use Medarex Mice to prepare antibodies with respect to additional antigens identified by Genmab.  Commencing on the date that Medarex notifies Genmab that a particular Research Antigen (as defined in Section 15.2) is available for licensing by Genmab pursuant to Section 15.2, Medarex shall grant to Genmab a [***] license under the Medarex Technology (a “Research License”), during the Research License Period (as described in Section 15.3) applicable to such Research Antigen, to immunize the Medarex Mice to make Antibodies against such Research Antigen, and to further evaluate whether Genmab wishes to acquire a commercial license to such Antibodies.

15.2                        Antigen Availability for Research Use.  For each antigen which Genmab desires to acquire a [***] research license to use Medarex Mice to prepare Antibodies with respect to such antigen, Genmab shall provide Medarex with a written description of such antigen.  Each antigen shall be [***] and the parties shall agree on a written description of such antigen; provided, however, that such written description shall include the Antigen Identification Information (as defined in Section 4.3), to the extent that it is reasonably knowable to Genmab.  Within [***] following receipt of notice from Genmab regarding its desire to obtain a [***] research license with regard to a particular antigen, Medarex will notify Genmab whether the rights requested by Genmab are available for licensing to Genmab.  It is understood and agreed that an antigen may not be available for Genmab for research use if:  (i) [***], or (ii) [***] (iii) [***].  If Medarex notifies Genmab that a particular antigen requested by Genmab pursuant to this Section 15.2 is available for use in the Research Program, such antigen shall be deemed a “Research Antigen” for all purposes hereunder.

15.3                        Research License Period.

15.3.1              Initial Research License Period.

(a)                                 The Research License Period for each of the [***] Research Antigens selected by Genmab hereunder (the “[***] Research Antigens”) shall commence on the date that Medarex notifies Genmab that such

Research Antigen is available for licensing by Genmab pursuant to Section 15.2 and terminate [***] later.

(b)                                 The Research License Period for each of the [***] through [***] Research Antigens selected by Genmab hereunder (the “[***] Research Antigens”) shall commence on the date that Medarex notifies Genmab that such Research Antigen is available for licensing by Genmab pursuant to Section 15.2 and, unless extended pursuant to Section 15.3.2(a), terminate [***] later.

(c)                                  The Research License Period for the [***] and each additional Research Antigen selected by Genmab hereunder (the “[***] Research Antigens”) shall commence on the date that Medarex notifies Genmab that such Research Antigen is available for licensing by Genmab pursuant to Section 15.2 and, unless extended pursuant to Section 15.3.2(b), terminate [***] later.

(d)                                 In the event that Genmab exercises the option described in Section 20.1.2 of this Agreement, then the Research License Period for the Research Antigen subject to such option with respect to the Additional Mice and Additional Technology shall commence on the date that Medarex notifies Genmab pursuant to Section 15.2 that such Research Antigen is available for research use and, unless extended pursuant to Section 15.3.2(c), terminate upon the earlier of [***] later or upon the end of the applicable Research License Period for such Research Antigen with respect to the Medarex Mice.

15.3.2              Extension of Research License Period.

(a)                                 Genmab will have the option to extend the term of the Research License Period for each of the [***] Research Antigens, and the corresponding Research License, for up to [***] additional [***] periods for each of the [***] Research Antigens, by providing Medarex notice at least [***] before the end of the applicable Research License Period and paying to Medarex the extension fee due pursuant to Section 15.6 within [***] days of Genmab receiving an invoice from Medarex for the extension fee.

(b)                                 Genmab will have the option to extend the term of the Research License Period for each of the [***] Research Antigens, and the corresponding Research License, for up to [***] additional [***] periods for each of the [***] Research Antigens, by providing Medarex notice at least [***] before the end of the applicable Research License Period and paying to Medarex the extension fee due pursuant to Section 15.6 within [***] of Genmab receiving an invoice from Medarex for the extension fee.

(c)                                  Genmab will have the option to extend the term of the Research License Period for any Research Antigen with respect to the Additional Mice and Additional Technology, and the corresponding Research License, for [***] additional [***] month periods or until the end the Research License Period, as extended as applicable pursuant to Section 15.3.2(a) or (b), with respect to the Medarex Mice, whichever is earlier, for each of such Research Antigens by providing to Medarex written notice of Genmab’s desire to extend such Research License Period not later than [***] prior to the expiration of the original [***] period, or in the case of any extension period, not later than [***] prior to the expiration of such extension period and paying to Medarex the extension fee, if due pursuant to Section 15.6, within [***] of Genmab receiving an invoice from Medarex for the extension fee.

15.4                        Destruction of Mice, Mice Materials, Antibodies, Bispecific Antibodies and Antibody Materials; Covenant.  Except as provided in Section 16.3, after expiration or termination of the Research License Period for a particular Research Antigen:

15.4.1              If Medarex provides written notice to Genmab that it has granted [***] license to the particular Research Antigen, within [***], Genmab shall destroy all Mice immunized with such Research Antigen and Mice Materials derived from such Mice, and all Antibodies, Bispecific Antibodies and Antibody Materials obtained through use of such Mice with respect to such Research Antigen, and promptly after such destruction an officer of Genmab shall provide Medarex with written certification thereof; and

15.4.2              In the event Genmab has [***] Genmab covenants that it shall, at its election, either [***]

15.5                        Termination.  Genmab may terminate the Research License for any Research Antigen at any time by giving [***] written notice to Medarex.  Upon expiration of the Research License Period, the corresponding Research License granted hereunder shall expire.  Following the termination or expiration of the applicable Research License, subject to any continuing option of Genmab as provided in Section 16.1 to acquire a commercial license for a particular Research Antigen, Genmab shall have no further license rights under the Medarex Technology with respect to the Research Antigen and any Antibodies against such Research Antigen subject to such Research License, provided, however, Genmab may at any time:

(a)                                 re-commence the process set forth in Section 15.1 with respect to an antigen which was formerly a Research Antigen but for which Genmab’s rights expired or were terminated pursuant to this Section 15.5.  Upon such re-commencement, such antigen shall be treated as an antigen being presented to Medarex for the first time for purposes of this Article 15; or

(b)                                 notify Medarex that it wishes to acquire an exclusive commercial license, pursuant to Section 4.3, with respect to an antigen which was formerly a Research Antigen but for which Genmab’s rights expired or were terminated pursuant to this Section 15.5.  Upon such notice, such antigen shall be treated as an antigen being presented to Medarex for the first time pursuant to Section 4.3 (and shall therefore be subject to the [***] Antigen maximum set forth in the first sentence of Section 4.3).

15.6                        Research Fees.  If Genmab receives a Research License for a given [***] Research Antigen pursuant to Section 15.1, Genmab shall pay to Medarex a fee of [***] per [***] Research Antigen.  Upon notice from Medarex that a Research License is available for such [***] Research Antigen payment will be due within [***] of Genmab receiving an invoice from Medarex for such fee.  If Genmab elects to extend the Research License Period for either a [***] Research Antigen or an [***] Research Antigen pursuant to Section 15.3.2(a) or 15.3.2(b), Genmab shall pay to Medarex [***] for each [***] extension per [***] Research Antigen or [***] Research Antigen.  Such payment will be due within [***] of Genmab receiving an invoice from Medarex for the extension fee.  For the avoidance of doubt, Genmab shall owe no additional consideration to Medarex for the Research License to the [***] Research Antigens and Genmab shall owe no additional consideration to Medarex for the [***] of any Research License to the [***] Research Antigens.  Any fees paid by Genmab to Medarex with regard to any Research License shall be non-refundable and may not be applied by Genmab as a credit against any other amounts which are due to Medarex under this Agreement, except as provided in Section 16.7.2.  Notwithstanding the foregoing, in the event that Genmab elects pursuant to Section 20.1 to take a Research License with respect to the Additional Mice and the Additional Technology for the [***] Research Antigens or the [***] Research Antigens, Genmab shall pay to Medarex, pursuant to the payment terms described in this Section 15.6, [***] for each such Research License with respect to such Research Antigens, for the initial Research License Period and for any extensions with respect thereto except, in the case of the [***] Research Antigens, extensions in respect of the [***] of such Research License, with respect to which such payment shall be [***].  For the avoidance of doubt, the amounts owed by Genmab to Medarex, as described in the immediately, preceding sentence, with respect to a Research License under the Additional Technology shall be in addition to, and not in place of, any amounts owed under this Section 15.6 with respect to a Research License granted under the Medarex Technology.  For the further avoidance of doubt, and notwithstanding the foregoing, as at the Amendment No. 8 Effective Date, Medarex and Genmab acknowledge and agree that all Research Licenses with respect to the [***] Research Antigens have either expired or been converted to other licenses hereunder and that all payments due with respect thereto (including without limitation under this Section 15.6) have been received by Medarex or shall not be payable to Medarex pursuant to Section 22.2.

15.7                        Any Research License granted by Medarex in accordance with Section 15.1 shall also entitle Genmab to immunize the Medarex Mice to make Bispecific One Target Antibodies against the Research Antigen which is subject to such Research License, and to further evaluate whether Genmab wishes to acquire a commercial license to such Bispecific One Target Antibodies.

15.8                        Any Research License granted by Medarex in accordance with Section 15.1 shall also entitle Genmab to immunize the Medarex Mice to make Bispecific Two Target Antibodies against the Research Antigen which is subject to such Research License, and to further evaluate whether Genmab wishes to acquire a commercial license to such Bispecific Two Target Antibodies provided that Genmab has obtained either

1)                                     a Research License to the other antigen to which the relevant Bispecific Two Target Antibodies are binding and that such Research License in force, or

2)                                     a commercial license under Section 4.1 (cf. Section 4.3) to the other antigen to which the relevant Bispecific Two Target Antibodies are binding and that such commercial license is in force, or

3)                                     an Exclusive Antibody License to the other antigen to which the relevant Bispecific Two Target Antibodies are binding and that such Exclusive Antibody License is in force.

16.       EXCLUSIVE ANTIBODY LICENSES

16.1                        Option for Exclusive Antibody Licenses.

16.1.1              Research Antigen Exclusive Antibody License.  Subject to the availability of a particular Research Antigen for commercial licensing by Genmab pursuant to Section 16.2, during the term of the applicable Research License Period or extension thereof pursuant to Section 15.3, Genmab shall have an option to obtain a commercial license which is [***] with respect to such Research Antigen and [***] with respect to any Antibodies and any Bispecific Antibodies developed by Genmab against such Research Antigen, subject to the availability of such Antibodies and Bispecific Antibodies, as applicable, as determined pursuant to Section 16.2.2A and, in the case of Antibodies raised in the Additional Mice, subject to the limitations set forth in Section 16.3.1.  [***]

16.1.2              Non-Research Antigen Exclusive Antibody License.  Subject to the availability for commercial licensing by Genmab pursuant to Section 16.2, Genmab shall have the right, during the term of this Agreement, to obtain a commercial license for one or more antigens (each, a “Non-Research Antigen”) which are not Research Antigens or Antigens.  Such license shall be [***] with respect to such Non-Research Antigen and [***] with respect to any Antibodies and any Bispecific Antibodies developed by Genmab against such Non-Research Antigen, subject to the availability of such Antibodies and Bispecific Antibodies, as applicable, as determined pursuant to Section

16.2.2A and, in the case of Antibodies raised in the Additional Mice, subject to the limitations set forth in Section 16.3.1.  [***]

16.2                        Antigen and Antibody Availability.

16.2.1              Antigen Identification.  At any time during the Research License Period or extension thereof pursuant to Section 15.3.2 for a particular Research Antigen, Genmab may notify Medarex that it wishes to acquire an Exclusive Antibody License with respect to use of Mice to prepare Antibodies and/or Bispecific Antibodies with respect to such Research Antigen and commercialization of Products containing such Antibodies and/or Bispecific Antibodies.  At any time during the term of this Agreement, Genmab may notify Medarex that it wishes to acquire an Exclusive Antibody License with respect to use of Mice to prepare Antibodies and/or Bispecific Antibodies with respect to a Non-Research Antigen and commercialization of Products containing such Antibodies and/or Bispecific Antibodies.  In such notices, Genmab shall provide to Medarex a written description of each antigen for which Genmab desires to acquire an Antibody Exclusive License, including the Antigen Identification Information (as defined in Section 4.3), to the extent that it is reasonably knowable to Genmab.

16.2.2              Antigen Availability.  Within [***] following receipt of notice from Genmab regarding its desire to obtain an Exclusive Antibody License with regard to a particular Research Antigen or Non-Research Antigen, Medarex will notify Genmab whether the rights requested by Genmab are available for licensing to Genmab.  In the event that Medarex grants [***], Medarex will promptly disclose to Genmab [***]

16.2.2A Antibody Availability.  With respect to each particular Exclusive Antibody License, Medarex and Genmab agree that Antibodies and Bispecific Antibodies with certain specific [***] may not be available for inclusion in such Exclusive Antibody License.  In order to determine whether or not a specific Antibody or a specific Bispecific Antibody is available for inclusion in a particular Exclusive Antibody License, Medarex and Genmab shall follow the procedure set forth in this Section 16.2.2A.  On or at any time after the date that Medarex receives a written notice from Genmab that it wishes to acquire an Exclusive Antibody License in respect of a Research Antigen or Non-Research Antigen pursuant to Section 16.2.1, Genmab may from time to time provide written notice (an “Antibody Availability Notice”) that it wishes to include one or more specific Antibodies and/or one or more specific Bispecific Antibodies raised against (a) such Research Antigen or Non-Research Antigen in an Exclusive Antibody License that Genmab has requested be granted or (b) a Non-Exclusive Antigen in an Exclusive Antibody License that has already been granted.  In such written notice, Genmab shall provide for each requested Antibody and each requested Bispecific Antibodies the Antibody Amino Acid Sequence or set of Antibody

Amino Acid Sequences, as applicable, and shall also specify the Research Antigen, Non-Research Antigen or Non-Exclusive Antigen against which such Antibodies and/or Bispecific Antibodies have been raised.  It is acknowledged and agreed by Medarex and Genmab that, subject to the limitations set forth in Section 16.3.1 in respect of Antibodies raised in the Additional Mice, there is [***] of Antibodies [***] of Bispecific Antibodies that may be included in any Exclusive Antibody License nor any limit to the number of Antibody Availability Notices that Genmab may provide with respect to any Exclusive Antibody License.  Within [***] following receipt of an Antibody Availability Notice from Genmab, Medarex shall notify Genmab whether the Antibody(ies) and/or Bispecific Antibody(ies) specified in such Antibody Availability Notice are available to be included in the Exclusive Antibody License that Genmab has requested to be or has been granted with respect to the relevant Research Antigen, Non-Research Antigen or Non-Exclusive Antigen.  In the event Medarex indicates to Genmab that a given Antibody or a given Bispecific Antibody is available, then such Antibody or such Bispecific Antibody will automatically be deemed to be irrevocably included in such Exclusive Antibody License.  In the event Medarex indicates to Genmab that a given Antibody or a given Bispecific Antibody is unavailable, [***].  For the avoidance of doubt, in the event Medarex indicates to Genmab that a given Antibody is unavailable, [***].  It is understood and agreed that a specific Antibody or a specific Bispecific Antibody may not be available to be included in a given Exclusive Antibody License if, prior to Medarex’s receipt of an Antibody Availability Notice from Genmab specifying such Antibody or such Bispecific Antibody, as applicable, [***]

16.2.3              License Fee.  If Medarex notifies Genmab that a particular Research Antigen or Non-Research Antigen requested by Genmab under Section 16.2.1 is available for an Exclusive Antibody License to Genmab, within [***] of Genmab receiving [***] with respect to such Research Antigen or Non-Research Antigen.

16.2.4              Unavailability.  In the event that Medarex notifies Genmab that rights are not available with regard to a particular Research Antigen or Non-Research Antigen, Genmab shall [***].  In the event Medarex indicates to Genmab that a given Antibody and/or Bispecific Antibody is unavailable pursuant to Section 16.2.2A, then Genmab shall [***]

16.2.5              Rights of First Refusal.

(a)                                 If during the Research License Period or extension thereof pursuant to Section 15.3 for a particular Research Antigen, Medarex informs Genmab in writing of [***], Genmab shall have [***] in which to exercise in writing its [***] to (i) obtain an Exclusive Antibody License to such Research Antigen and shall pay to Medarex the license fee for such license pursuant to Section 16.7.1 within [***] of receiving an invoice from Medarex for such license fee or (ii) notify Medarex that it wishes to acquire an exclusive commercial license to such Research Antigen pursuant to Section 4.3 (subject to the [***] Antigen maximum set forth in the first sentence of Section 4.3).  If Genmab fails to either (i) notify Medarex that it [***] an Exclusive Antibody License to such Research Antigen during the foregoing [***] period and pay the license fee within [***] of receiving an invoice for the license fee or (ii) notify Medarex that it [***] an exclusive commercial license to such Research Antigen pursuant to Section 4.3, then Medarex may grant an [***] license to a third party with respect to such Research Antigen and/or Antibodies and/or Bispecific Antibodies relating thereto and Genmab shall [***].

(b)                                 If during the Research License Period or extension thereof pursuant to Section 15.3 for a particular Research Antigen, Medarex informs Genmab in writing of a third party’s request to obtain a non-exclusive commercial license from Medarex to a given Research Antigen and if Genmab still has a right to select Antigens pursuant to Section 4.3, Genmab shall have [***] in which to exercise in writing its option to notify Medarex that it [***] an exclusive commercial license to such Research Antigen pursuant to Section 4.3 (subject to the [***] Antigen maximum set forth in the first sentence of Section 4.3).  If Genmab fails to notify Medarex that it [***] an exclusive commercial license to such Research Antigen pursuant to Section 4.3, then Medarex may grant a [***] license to a third party with respect to such Research Antigen and/or Antibodies and/or Bispecific Antibodies relating thereto.

16.3                        Commercial License.

16.3.1              Grant.  If Genmab elects to exercise its [***] an Exclusive Antibody License with respect to a particular Research Antigen or Non-Research Antigen pursuant to Sections 16.1 or 16.2.5, and Medarex informs Genmab that such Research Antigen or Non-Research Antigen is available for licensing pursuant to Section 16.2, and Genmab pays the commercial license fee pursuant to Section 16.7.1, such Research Antigen or Non-Research Antigen shall thereafter be deemed to be a “Non-Exclusive Antigen” and, subject to the terms and conditions of this Agreement, Medarex is automatically deemed to grant to Genmab a [***] license, on a Non-Exclusive Antigen by Non-Exclusive Antigen basis, under the Medarex Technology, [***], to [***] Products containing one or more Antibodies against such Non-Exclusive Antigen.  Such license shall be (i) [***] with respect to those specific Antibodies which might be prepared against such Non-Exclusive Antigen by Genmab, or by Medarex on behalf of Genmab and which Antibodies are determined to be available pursuant to the procedure set forth in Section

16.2.2A, and (ii) [***] with respect to the Non-Exclusive Antigen.  In the event that Genmab makes the election described in Article 20 of this Agreement and thereafter raises an Antibody(ies) in Additional Mice with respect to a Research Antigen or Non-Exclusive Antigen, or prior to making such election had raised an Antibody(ies) in Additional Mice with respect to such Research Antigen or Non-Exclusive Antigen whilst it was an [***] Antigen (and which [***] Antigen was converted pursuant to Section 17.2), the Antibody Availability Notice with respect to such Antibody(ies) shall state that such Antibodies have been raised in Additional Mice.  Medarex shall make the availability determination with respect to such Antibodies pursuant to the procedure described in Section 16.2.2A.  Genmab and Medarex acknowledge and agree that up to [***] specific Antibodies raised in Additional Mice against a Research Antigen or Non-Exclusive Antigen (including without limitation [***] Antibodies that were raised in the Additional Mice against such Research Antigen or Non-Exclusive Antigen whilst it was an [***] Antigen (and which [***] Antigen was converted pursuant to Section 17.2)) may be included in an Exclusive Antibody License with respect to such Research Antigen or Non-Exclusive Antigen at any point in time.  In the event that Genmab wishes to include more than [***] specific Antibodies raised in Additional Mice in an Exclusive Antibody License, Genmab shall so notify Medarex and Medarex will use commercially reasonable efforts to obtain the consent of [***] to include up to an additional [***] specific Antibodies raised in Additional Mice in such Exclusive Antibody License at any point in time; provided, however, that for purposes of this sentence, “commercially reasonable efforts” shall be deemed [***].  Availability of such additional Antibodies raised in Additional Mice for inclusion in the Exclusive Antibody Licenses shall be determined pursuant to the procedure set forth in Section 16.2.2A.  Genmab and Medarex acknowledge and agree that in the event that Genmab wishes to [***] a different Antibody raised in Additional Mice for an Antibody raised in Additional Mice that has previously been included in an Exclusive Antibody License, Genmab may notify Medarex of such desired [***] and so long as such Antibody is available as determined through the procedure set forth in Section 16.2.2A and subject to the [***] Antibody limit (or such increased numerical limit as [***] may have given its consent to) with respect to the inclusion of Antibodies raised in Additional Mice in an Exclusive Antibody License, such [***] will be made by Medarex; provided, however, the parties acknowledge and agree that upon [***] of any such Antibody, Genmab has [***] the Exclusive Antibody License through substitution.  [***]

16.3.1A                             Grant regarding Bispecific One Target Antibodies.  Any Exclusive Antibody License granted by Medarex in accordance with Section 16.3.1 shall also include a license, on a Non-Exclusive Antigen by Non-Exclusive Antigen basis, under the Medarex Technology, [***], to [***]  Such license shall be (i) [***] with respect to those specific Bispecific One Target

Antibodies and the Antibody components thereof which might be prepared against such Non-Exclusive Antigen by Genmab, or by Medarex on behalf of Genmab and (ii) [***] with respect to the Non-Exclusive Antigen.”

16.3.1B                             Grant regarding Bispecific Two Target Antibodies.  Any Exclusive Antibody License granted by Medarex in accordance with Section 16.3.1 shall also include a license, on a Non-Exclusive Antigen by Non-Exclusive Antigen basis, under the Medarex Technology, [***], to [***] Products containing a Bispecific Two Target Antibody against such Non-Exclusive Antigen; provided:

1)             that each of the Antibody components of the relevant Bispecific Two Target Antibody are, and the relevant Bispecific Two Target Antibody is, determined to be available pursuant to Section 16.2.2A, and provided

2)             that Genmab has obtained an Exclusive Antibody License for the Non-Exclusive Antigen to which the relevant Bispecific Two Target Antibodies are binding and that Genmab has obtained either

a.              an Exclusive Antibody License for the other antigen to which the relevant Bispecific Two Target Antibodies are binding,

a commercial license under Section 4.1 (cf. Section 4.3) to the other antigen to which the relevant Bispecific Two Target Antibodies are binding, and that such licenses are in force.

Such license shall be (i) [***] with respect to those specific Bispecific Two Target Antibodies and the Antibody components thereof which might be prepared against such Non-Exclusive Antigen by Genmab, or by Medarex on behalf of Genmab, and (ii) [***] with respect to the Non-Exclusive Antigen(s) and (iii) exclusive with respect to the Antigen.

16.3.2              Termination of Commercial License.  Genmab may terminate the Exclusive Antibody License with respect to any particular Non-Exclusive Antigen [***] by giving written notice to Medarex.  Following the termination of the applicable Exclusive Antibody License, Genmab shall [***].  Within [***] after termination of the Exclusive Antibody License with respect to a specific Non-Exclusive Antigen, Genmab shall [***].

16.4                        Retained Rights; No Further Rights.  Only the licenses granted pursuant to the express terms of this Agreement shall be of any legal force or effect.  No other license rights shall be granted or created by implication, estoppel or otherwise.  It is understood and agreed that Medarex shall retain rights to make, have made, import, use, offer for sale, sell and otherwise commercialize the Mice itself or with third parties for any uses, other than those for which Genmab has been granted licenses under this Agreement.

16.5                        Use of Mice.  Any use of the Mice by Genmab or its Sublicensees pursuant to a research license granted pursuant to Section 15.1 or a commercial license granted pursuant to Section 16.3 shall be subject to the provisions of Sections 3.1.1, 3.1.3, 3.1.4, 3.1.5, 3.4 and 4.2.1.

16.6                        Patent Filings.  [***]

16.7                        Commercial Fees for Non-Exclusive Antigens.

16.7.1              Amount Per Non-Exclusive Antigen.  For each Non-Exclusive Antigen selected by Genmab pursuant to Section 16.3.1, after Medarex has notified Genmab that the Non-Exclusive Antigen is available for licensing and within [***] of Genmab receiving an invoice from Medarex for such license fee, Genmab shall pay to Medarex a license fee of [***] per Non-Exclusive Antigen.

16.7.2              Credit for Research License Extension Fee.  If Genmab has previously obtained a Research License for the Non-Exclusive Antigen and has extended the Research License Period beyond the [***] period pursuant to Section 15.3.2, and an Exclusive Antibody License is obtained during the extension period of that Research License, then the extension fees will be [***]; provided, however, that in the case of an extension of a Research License Period with respect to a Research License with respect to which an Additional Technology Research Option (as defined in Section 20.1.1) has been exercised pursuant to the terms of this Agreement, then [***] notwithstanding that such extension fee paid by Genmab may have been increased if Section 16.12(a)(i) applies with respect to such Research License.

16.8                        Milestone Payments.

16.8.1              Milestones.

(a)                                 With respect to each Product which is subject to an Exclusive Antibody License (an “Exclusive Antibody Product”), on an Exclusive Antibody Product-by-Exclusive Antibody Product basis, Genmab shall pay to Medarex the following amounts for Products intended for an In-Vivo Therapeutic Application and/or Ex-Vivo Application:

Milestone	Amount Payable Per Exclusive Antibody Product
[***]	[***]

(b)                                 With respect to each Exclusive Antibody Product, on an Exclusive Antibody Product-by-Exclusive Antibody Product basis, Genmab shall pay to Medarex the following amounts for Products intended for a Diagnostic Application:

Milestone	Amount Payable Per Medarex Exclusive Antibody Product	Amount Payable Per [***] Exclusive Antibody Product
[***]	[***]	[***]

[***]

(c)                                  [***]

(i)                         [***]

(ii)                      [***]

(iii)                   [***]

(iv)                  [***]

(v)                     [***]

(vi)                  [***]

(vii)               [***]

(viii)            It is understood and agreed that in the event Genmab during the course of development of a particular Exclusive Antibody Product [***] in such Exclusive Antibody Product [***] raised against and with affinity for the same Non-Exclusive Antigen using the Medarex Mice (the resulting Exclusive Antibody Product, containing the other Antibody, being hereinafter termed “[***]” in this Section 16.8.1(c)(viii)) such [***] (and any further [***] with respect to such Exclusive Antibody Product) shall be treated as the same Exclusive Antibody Product such that the milestone payments that accrue and are paid pursuant to Section 16.8.1(a) and/or Section 16.8.1 (b) [***]

(ix)                  [***]

(x)                     [***]

(xi)                  It is understood and agreed that in the event Genmab during the course of development of a particular Exclusive Antibody Product [***] in such Exclusive Antibody Product [***] raised against and with affinity for (i) the same Non-Exclusive Antigen(s) or (ii) the same Non-Exclusive Antigen and Antigen using the Medarex Mice (the resulting Exclusive Antibody Product, containing the other Bispecific Antibody, being hereinafter termed “[***]” in this Section 16.8.1(c)(xi)) such [***] (and any further [***] with respect to such Exclusive Antibody Product) shall be treated as the same Exclusive Antibody Product such that [***].

16.8.2              Milestone Payments.  Genmab shall pay to Medarex the amounts specified above within [***] following the occurrence of the relevant milestone in respect of Exclusive Antibody Products being developed by Genmab’s Sublicensees, provided that in the case of milestones in respect of Exclusive Antibody Products being developed solely by Genmab or Genmab’s Affiliates, such amounts shall instead be paid within [***] following the occurrence of the relevant milestone.  Genmab shall have the option [***].

16.8.3              With respect to a Product containing a Bispecific Two Target Antibody against an Antigen and a Non-Exclusive Antigen, Genmab shall only pay milestones according to Sections 16.8.1 and 16.8.2 above and Genmab shall not be obligated to pay any milestones under Section 5.7.1.

16.9                        Royalties.

16.9.1              Royalty on Net Sales.  In [***] consideration for any Exclusive Antibody License granted by Medarex, Genmab shall pay to Medarex a royalty on annual Net Sales of Exclusive Antibody Products on an Exclusive Antibody Product-by-Exclusive Antibody Product basis as follows:

Products intended for an In Vivo Therapeutic Application or an Ex Vivo Therapeutic Application:

	Annual Exclusive Antibody Product Net Sales	Royalty Rate
[***]	[***]	[***]

Products intended for a Diagnostic Application:  [***] of Net Sales in the Territory of each such Exclusive Antibody Product intended for a Diagnostic Application sold in each calendar year.  In the event that an Exclusive Antibody Product is being sold for an In Vivo Therapeutic Application and/or an Ex Vivo Therapeutic Application, in addition to a Diagnostic Application, then the Net Sales with respect to the Diagnostic Application shall be included in the Net Sales for the In Vivo Therapeutic Application and/or Ex Vivo Therapeutic Application (as the case may be) and the same royalty rates shall apply with respect to such Exclusive Antibody Product for the Diagnostic Application as apply for such In Vivo Therapeutic Application and/or Ex Vivo Therapeutic Application.

For purposes of this Section 16.9.1, “Net Sales” shall mean the amounts invoiced by Genmab or its Affiliates or its Sublicensees for the worldwide sale of Exclusive Antibody Products to bona fide independent third parties, less to the extent included in such amount:  (i) normal and customary rebates, and cash and trade discounts, actually taken; (ii) sales, use and/or other excise taxes, custom duties or other governmental charges (other than taxes imposed on or measured by net income) actually paid in connection with sales of Exclusive Antibody Products; (iii) the cost of any bulk packages and packing, prepaid freight charges and insurance; (iv) amounts actually allowed or credited due to returns paid; and (v) amounts written off for bad debt.  In the case of (i) and (iv), such amounts shall be deductible only to the extent the same are separately identified on the invoice to the customer or other documentation maintained in the ordinary course of business.  All sales of Exclusive Antibody Products between Genmab and its Affiliates and Sublicensees shall be disregarded for purposes of computing Net Sales, unless such a purchaser is the end-user of such Exclusive Antibody Product.  A “sale” shall include any transfer or other disposition of Exclusive Antibody Products for consideration, and Net Sales shall include the fair market value of all other consideration received by Genmab or its Affiliates or Sublicensees in respect of any grant of rights to make, use, sell or otherwise distribute Exclusive Antibody Products, whether such consideration is in cash, payment in kind, exchange or another form.

In the case of discounts on “bundles” of products or services which include Exclusive Antibody Products, Genmab may calculate Net Sales by [***]

[***]

[***]  Genmab shall provide Medarex documentation, reasonably acceptable to Medarex, establishing such [***] discount with respect to each “bundle”.  If Genmab cannot so establish the [***] discount of a “bundle”, Net Sales shall be based on the [***]

16.9.2              Royalty Term.  The royalties due pursuant to this Section 16.9 shall be payable on a country-by-country and Exclusive Antibody Product-by-Exclusive Antibody Product basis until the date which is the later of:  (i) the expiration of the last to expire of the patents within the Patent Rights covering the Exclusive Antibody Product in such country (such expiration to occur only after expiration of extensions of any nature to such patents which may be obtained under applicable statutes or regulations in the respective countries of Territory, such as the Drug Price Competition and Patent Term Restoration Act of 1984 in the U.S.A. and similar patent extension laws in other countries), or (ii) until [***] following the First Commercial Sale of such Exclusive Antibody Product in such country.  For the purposes of this Section 16.9.2, in the case of Products intended for Diagnostic Applications, “First Commercial Sale” has the same meaning as “First Diagnostic Commercial Sale” in Section 16.8.1(c)(iv) and, in the of case Products intended for In Vivo Therapeutic Applications and Ex Vivo Therapeutic Applications, “First Commercial Sale” shall mean, with respect to each Exclusive Antibody Product in each country, the first bona fide commercial sale of such Exclusive Antibody Product following marketing approval in such country by or under authority of Genmab, its Affiliates or Sublicensees; provided that where such first commercial sale has occurred in a country for which government pricing or government reimbursement approval is needed for widespread commercial sale (for clarification, the parties acknowledge that no such approval is required in the United States), then such sales shall not be deemed a First Commercial Sale until such pricing or reimbursement approval has been obtained.

16.9.3              With respect to a Product containing a Bispecific Two Target Antibody against an Antigen and a Non-Exclusive Antigen, Genmab shall only pay royalties according to Sections 16.9.1 and 16.9.2 above and Genmab shall not be obligated to pay any royalties under Section 5.7.2.

16.10                 Third Party Royalties.

(a)                                 Genmab shall be responsible for the payment of any royalties, license fees and milestone and other payments due to third parties under license agreements for [***] using the licensed Medarex Technology.  Such royalties shall include, but not be limited to, any royalties due the [***] provided, however, [***]

(b)                                 In the event Medarex acquires rights to additional intellectual property relating to the Mice controlled by a third party pursuant to an agreement that [***], such intellectual property shall be included in this Agreement at no additional charge to Genmab.  In the event Medarex acquires rights to additional intellectual property relating to the Mice controlled by a third party pursuant to an agreement [***] Genmab and Medarex shall [***]

16.11                 Other Treatment Application.  For the purposes of Sections 16.8 and 16.9, Products intended for an Other Treatment Application shall be treated as Products intended for an In Vivo Therapeutic Application.

16.12                 Additional Payments For Access to Additional Mice in Certain Circumstances.

(a)                                 Where Genmab (or Medarex, if Medarex has carried out the relevant immunization at Genmab’s request) is able to [***] a Research Antigen or Non-Exclusive Antigen using the Medarex Mice, and the Additional Mice are subsequently used by Genmab (or Medarex, at Genmab’s request) to [***] such Research Antigen or Non-Exclusive Antigen, then:

(i)                         except for license and/or extension fees that become due during any calendar quarter to which Section 3.1.2(d) applies, any license and/or extension fees that subsequently become due to Medarex under Sections 15.6 and 16.7 with respect to such Research Antigen or Non-Exclusive Antigen shall be increased by [***]; and

(ii)                      any milestones and/or royalties that subsequently become due to Medarex under Sections 16.8 and 16.9 with respect to [***] shall be increased by [***].

(b)                                 For the avoidance of doubt, where Genmab (or Medarex, if Medarex has carried out the relevant immunization at Genmab’s request) is not able to [***] a Research Antigen or Non-Exclusive Antigen using the Medarex Mice, and the Additional Mice are subsequently used by Genmab (or Medarex, at Genmab’s request) to [***] such Research Antigen or Non-Exclusive Antigen, then:

(i)                         there shall be [***] in the license and/or extension fees that subsequently become due to Medarex under Sections 15.6 and

16.7 with respect to such Research Antigen or Non-Exclusive Antigen; and

(ii)                      there shall be [***] in any milestones and/or royalties that subsequently become due to Medarex under Sections 16.8 and 16.9 with respect to Exclusive Antibody Products that [***] such Research Antigen or Non-Exclusive Antigen.

16.13                 With regard to the milestone payments set out in Section 16.8.1 and the royalty payments set out in Sections 16.9.1 and 16.9.2 above, an Exclusive Antibody Product shall be deemed to be one Exclusive Antibody Product irrespective of whether such Exclusive Antibody Product contains one or more Bispecific One Target Antibodies.

With regard to the milestone payments set out in Section 16.8.1 and the royalty payments set out in Sections 16.9.1 and 16.9.2 above, an Exclusive Antibody Product shall be deemed to be one Exclusive Antibody Product irrespective of whether such Exclusive Antibody Product contains one or more Bispecific Two Target Antibodies.

For the avoidance of doubt, an Exclusive Antibody Product consisting of one or more Bispecific Antibodies on the one hand and an Exclusive Antibody Product consisting of one or more Antibodies on the other hand shall be deemed to be two different Exclusive Antibody Products with regard to the milestone payments set out in Section 16.8.1 and the royalty payments set out in Sections 16.9.1 and 16.9.2 above irrespective of whether such Bispecific Antibodies have an Antibody Amino Acid Sequence which is identical to the Antibody Amino Acid Sequence of such Antibodies.

For the further avoidance of doubt, an Antibody component of a Bispecific Product that is also an Exclusive Antibody Product and is sold separately from such Bispecific Product shall be deemed to be a different Exclusive Antibody Product than such Bispecific Product with regard to the milestone payments and royalties set forth in this Agreement.

17.       [***] LICENSE

17.1                        [***] License.  Subject to Sections 17.2 and 17.3 and the other terms and conditions of this Agreement, Medarex hereby grants to Genmab, and Genmab hereby accepts, (a) a [***] license, solely for research purposes (but not for clinical development, offer for sale or sale of Products), [***], under the Medarex Technology and the Additional Technology to immunize the Mice to raise Antibodies (and Antibody Materials related thereto) and Antibody components of Bispecific Antibodies (and Antibody Materials related thereto) against, and with affinity for, [***] Antigens, and to use Mice Materials derived from such Mice to generate Antibodies and Bispecific Antibodies and (b) a [***] license, solely for [***], [***] only with respect to Antibodies and Bispecific Antibodies raised in the Mice, to provide such Antibodies

(and Antibody Materials related thereto) and Bispecific Antibodies (and Antibody Materials related thereto) to [***] for the sole purpose of [***]

For the avoidance of doubt, Genmab shall be entitled to use an [***] license pursuant to this Section 17.1 in combination with a Research License, Exclusive Antibody License or an exclusive commercial license pursuant to Sections 4.1 and 4.3 to generate Bispecific Antibodies within the scope of the relevant evaluation license.

17.2                        Conversion of [***] Antigens.

17.2.1              Genmab may [***] to convert any [***]Antigen into a Research Antigen, Non-Exclusive Antigen or an Antigen, subject to availability determinations by Medarex pursuant to Sections 4.3, 15.2 and 16.2 (as elected by Genmab).  If a particular [***] Antigen is converted into a Research Antigen, Non-Exclusive Antigen or an Antigen, then it shall cease to be an [***] Antigen.

17.2.2              If Genmab [***] to convert an [***] Antigen into a Research Antigen, Non-Exclusive Antigen or an Antigen, and such [***] Antigen is notified as being unavailable to Genmab pursuant to Sections 4.3, 15.2, or 16.2 because such antigen has been determined to be unavailable for any of the reasons set forth in Section 15.2 of this Agreement, then (i) Genmab shall have [***], and (ii) such Antibodies, Bispecific Antibodies and Antibody Materials with respect to such Antibodies and/or Bispecific Antibodies, as applicable, as well as Mice immunized with such [***] Antigen and Mice Materials with respect thereto, shall [***].

17.2.3              If Genmab makes an inquiry to Medarex pursuant to Sections 4.3, 15.2, 16.2 or 19.1 with respect to an [***], and Medarex notifies Genmab that such [***] is unavailable as a Research Antigen, a Non-Exclusive Antigen, or an Antigen because such antigen has been determined to be unavailable for any of the reasons set forth in Section 15.2 of this Agreement, then (i) Genmab shall have [***], and (ii) such Antibodies, Bispecific Antibodies and Antibody Materials with respect to such Antibodies and/or Bispecific Antibodies, as applicable, as well as Mice immunized with such [***] Antigen and Mice Materials with respect thereto, shall [***].

17.3                        Restrictions on [***] License.  Genmab hereby covenants that it shall not, without the written permission of Medarex, [***] Antigen has been converted to a Research Antigen, Non-Exclusive Antigen or Antigen.

18.       [***] LICENSES

18.1                        [***] License.  Medarex will consider in good faith, subject to Sections 18.2, 18.3 and 18.4 hereof and the other terms and conditions of this Agreement, any written requests made from time to time by Genmab, in each case specifying the relevant Antibody(ies), Bispecific Antibody(ies) and/or Antibody Material(s) raised in or derived from Medarex Mice, for Genmab to be granted a [***], license, [***], under the Medarex Technology to use such specified Antibody(ies), Bispecific Antibody(ies) and/or Antibody Material(s) as [***] in each case solely for [***] purposes by Genmab, its Affiliates and sublicensees (each such license, a “[***] License”).  In the event that, upon the request of Genmab, Medarex grants a [***] License pursuant to this Section 18.1 with respect to certain Antibody(ies), Bispecific Antibody(ies) and/or Antibody Material(s) raised in or derived from Medarex Mice, then upon the termination of all other licenses granted to it by Medarex under this Agreement with respect to, as applicable, such Antibody(ies), Bispecific Antibody(ies) and/or Antibody Materials, the [***] License with respect to such Antibody(ies), Bispecific Antibody(ies) and Antibody Materials shall immediately terminate.  For the avoidance of doubt, such [***] License shall not be available to Genmab with respect to Antibodies and/or Antibody Materials raised in [***] Mice.

18.2                        Genmab shall have no license under Section 18.1 with respect to any Antibody (and Antibody Materials related thereto) or Bispecific Antibody (and Antibody Materials related thereto) which has previously been notified as being unavailable to Genmab pursuant to Section 16.2.2A.

18.3                        If Genmab is exercising the license under Section 18.1 with respect to a particular Antibody and/or Bispecific Antibody, but is notified that such Antibody and/or Bispecific Antibody is unavailable to Genmab pursuant to Section 16.2.2A, then Genmab shall have no further rights under Section 18.1 with respect to such Antibody (and Antibody Materials related thereto) and/or such Bispecific Antibody (and Antibody Materials related thereto).

18.4                        For the avoidance of doubt, this Article 18 does not apply to Antibodies or Antibody Materials raised in the [***] Mice.

18.5                        Medarex acknowledges that it has granted a license to Genmab to use Antibodies raised in the Medarex Mice against [***] as [***], pursuant to and subject to the terms of Section 18.1, [***] solely for [***] performed pursuant to that certain [***] between [***] and [***] dated as of [***].  Further, in the event that Genmab has inadvertently raised Antibodies in the Medarex Mice, [***], against an antigen other than an Antigen, an Evaluation Antigen, a Research Antigen or a Non-Exclusive Antigen, then on a case-by-case basis and at Medarex’s sole discretion, upon the request of Genmab, Medarex may grant to Genmab a [***] License with respect to such Antibodies.

19.       ANTIGEN AVAILABILITY INQUIRIES

19.1                        Subject to the limitations contained in Sections 19.2 and 19.4, during the term of this Agreement, in the event that Genmab desires to ascertain the availability of any antigen for licensing hereunder as a Research Antigen, Non-Exclusive Antigen or Antigen, Genmab may make a written inquiry with respect to such antigen to Medarex pursuant to this Section 19.1 (an “Antigen Availability Inquiry”).  Each

Antigen Availability Inquiry shall be accompanied by the Antigen Identification Information (as defined in Section 4.3), to the extent that the information is reasonably knowable to Genmab, relating to such antigen, unless this has already been provided to Medarex.  Within [***] days following receipt of such Antigen Availability Inquiry, Medarex shall notify Genmab whether or not such antigen is available, at the time of such notification by Medarex, as a Research Antigen, Non-Exclusive Antigen and/or Antigen and, if so, subject to any confidentiality obligations that Medarex owes to a third party, whether or not there are any third party rights (such as rights of first refusal), that would be triggered if Genmab sought a license for such antigen pursuant to the procedures described in Sections 4.3, 15.2 or 16.2 (such notification by Medarex to be termed hereinafter the “Antigen Availability Response”).

19.2                        Genmab covenants that it will not make Antigen Availability Inquiries or use the information in Antigen Availability Responses for the purpose of [***].  For the avoidance of doubt, once Genmab has identified an antigen as a possible candidate for such evaluation and/or exploitation, Genmab may make Antigen Availability Inquiries with respect to such antigen and use the information in the resulting Antigen Availability Responses for the purpose of determining whether it wishes to proceed with such evaluation and/or exploitation and seek to obtain a license for such antigen pursuant to the procedures described in Sections 4.3, 15.2 or 16.2.

19.3                        Medarex acknowledges that, where Genmab makes an Antigen Availability Inquiry with respect to any particular antigen, Genmab shall not be obliged to seek to obtain a license hereunder for such antigen.  Genmab acknowledges that the information disclosed by Medarex in Antigen Availability Responses is subject to change and shall only be correct at the time of notification of such information by Medarex.

19.4                        Genmab may make Antigen Availability Inquiries in respect of up to a maximum of [***] antigens per calendar year, excluding for this purpose any antigens in respect of which, after receiving an Antigen Availability Response but prior to the end of such calendar year, Genmab has sought to obtain a license pursuant to the procedures described in Sections 4.3, 15.2 or 16.2.  If, during the course of any calendar year, such maximum (subject to such exclusions) is reached, Genmab shall not have any right, without the agreement of Medarex, to make any further Antigen Availability Inquiries during such calendar year except to the extent that Genmab reduces the number of different antigens counting towards such maximum by seeking to obtain a license for one or more of such antigens pursuant to the procedures described in Sections 4.3, 15.2 or 16.2.

20.       GRANTS OF OPTIONS AND LICENSES RELATING TO ADDITIONAL MICE AND ADDITIONAL TECHNOLOGY

20.1                        Option to Include Additional Mice in Research License(s).

20.1.1              Pursuant to Section 15.1 and the other terms and conditions of this Agreement, on a Research Antigen-by-Research Antigen basis, Medarex has granted to Genmab option(s) to obtain [***] Research License(s) under the Medarex Technology and Medarex’s rights in the Medarex Mice and Mice Materials related thereto, in each case during the Research License Period with respect to a particular Research Antigen.  Subject to Section 20.1.2 of this Agreement, on a Research Antigen-by-Research Antigen basis, Medarex hereby grants to Genmab an option to expand the rights granted by Medarex to Genmab in the Research License during the applicable Research License Period with respect to a particular Research Antigen to include rights with respect to the Additional Technology and the Additional Mice (and Mice Materials derived from such Additional Mice) (each an “Additional Technology Research Option”).  It is hereby agreed that, once a particular antigen becomes a Research Antigen in accordance with Section 15.2, then an Additional Technology Research Option shall be kept available by Medarex for as long as (i) such antigen remains a Research Antigen, and (ii) the [***] has not expired or been terminated.

20.1.2              In the event that Genmab, pursuant to the terms of this Agreement, obtains a Research License with respect to a particular Research Antigen, Genmab shall have a right to exercise an Additional Technology Research Option with respect to such Research Antigen, as follows.  Genmab shall provide to Medarex written notice of its desire to exercise such option, and upon receipt of such notice Medarex shall [***] with respect to such Research Antigen.  Subject to Sections 20.3 and 20.4 of this Agreement, upon Medarex’s providing [***] such notice, the grant of the Research License with respect to such Research Antigen in Section 15.1 shall be deemed to be amended such that references to “Medarex Mice” shall be deemed to include Medarex’s interests in and to the “Additional Mice” and references to “Medarex Technology” shall be deemed to include Medarex’s interests in and to the “Additional Technology”; provided, however, that any such rights with respect to the Additional Mice and Additional Technology shall be exercisable (i) subject to Section 20.2.3 of this Agreement, on the same terms and conditions that apply in Article 15 of this Agreement to the Medarex Mice, and (ii) in the case of any such rights granted by Medarex to Genmab as part of a sublicense under such Medarex Reservation License, to the extent permitted by the terms of such Medarex Reservation License.

20.1.3              In the event that Genmab exercises an Additional Technology Research Option with respect to a particular Research Antigen pursuant to Section 20.1.2 of this Agreement, the Research License Period as it applies to the Additional Mice and the Additional Technology shall be determined pursuant to Sections 15.3.1 (d) and 15.3.2(c) of this Agreement.

20.2                        Option to Include Additional Mice in Exclusive License(s) and Exclusive Antibody Licenses.

20.2.1              Pursuant to Sections 4.1 and 4.3 of this Agreement, on an Antigen-by-Antigen basis, Medarex has granted to Genmab, or granted to Genmab options to obtain, exclusive licenses under the Medarex Technology with respect to particular Antigens.  Subject to Section 20.3 of this Agreement, Medarex hereby grants to Genmab an option to expand the rights granted by Medarex to Genmab in each of such exclusive licenses under Sections 4.1 and 4.3 with respect to particular Antigens to include, subject to Section 4.1A, rights with respect to the Additional Technology (each an “Additional Technology Antigen-Exclusive Commercial Option”).  It is hereby agreed that, once a particular antigen becomes an Antigen in accordance with Section 4.3, an Additional Technology Antigen-Exclusive Commercial Option shall be kept available by Medarex for such Antigen for as long as (i) such antigen remains an Antigen, and (ii) the [***] has not expired or been terminated.

20.2.2              Pursuant to Section 16.3.1 of this Agreement, on a Non-Exclusive Antigen-by-Non-Exclusive Antigen basis, Medarex has granted to Genmab option(s) to obtain one or more Exclusive Antibody License(s) under the Medarex Technology, in each case with respect to particular Antibodies raised against the particular Non-Exclusive Antigen.  Subject to Section 20.3 of this Agreement, Medarex hereby grants to Genmab an option to expand the rights granted by Medarex to Genmab in the Exclusive Antibody License with respect to a particular Non-Exclusive Antigen to include rights with respect to the Additional Technology (each an “Additional Technology Exclusive Antibody Commercial Option”).  It is hereby agreed that, once a particular antigen becomes a Non-Exclusive Antigen in accordance with Section 16.2, an Additional Technology Exclusive Antibody Commercial Option shall be kept available by Medarex for such Non-Exclusive Antigen for as long as (i) such antigen remains a Non-Exclusive Antigen, and (ii) the [***] has not expired or been terminated.

20.2.3              In the event that Genmab, pursuant to the terms of this Agreement, obtains, as applicable, (x) an exclusive license with respect to a particular Antigen or (y) an Exclusive Antibody License with respect to a Non-Exclusive Antigen, Genmab shall have a right to exercise an Additional Technology Antigen-Exclusive Option with respect to an Antigen or an Additional Technology Exclusive Antibody Option with respect to a Non-Exclusive Antigen, as follows.  Genmab shall provide to Medarex written notice of its desire to exercise such option, and upon receipt of such notice Medarex shall [***] with respect to such Antigen or Non-Exclusive Antigen.  Subject to Sections 20.3 and 20.4 of this Agreement, upon Medarex’s providing [***] such notice, any such rights with respect to the Additional Technology shall be exercisable by Genmab only (i) on the same terms and conditions that apply in Article 4 or Article 16 of this Agreement, as applicable, to the Medarex Technology, and (ii) in the case of any such rights granted by Medarex to Genmab as part of a sublicense under such Medarex Antigen Exclusive Commercial License or Medarex Antigen Non- Exclusive Commercial

License, to the extent permitted by the terms of such Medarex Antigen Exclusive Commercial License (as defined in [***]) or Medarex Antigen Non-Exclusive Commercial License (as defined in [***]).

20.3                        [***]

20.4                        Obligations Under [***] Continue.  [***]

21.       ADDITIONAL TERMS AND CONDITIONS IN THE EVENT OF OPTION EXERCISE

21.1                        Additional Terms and Conditions Relating to Additional Mice and Additional  Technology.  In the event that Genmab exercises an Additional Technology Research Option or Additional Technology Antigen-Exclusive Option or Additional Technology Exclusive Antibody Option, Sections 21.1.1 through 21.1.9 of this Article 21 shall apply to Genmab’s rights under the resulting license(s) (or sublicense(s)) with respect to the Additional Technology and Additional Mice, and Sections 21.1.1 through 21.1.9 of this Article 21 shall also apply to Genmab’s rights under the [***] License with respect to the Additional Technology and Additional Mice:

21.1.1              Genmab covenants, unless otherwise agreed with Medarex, that it shall not immunize any Mice with respect to an antigen, including without limitation an Evaluation Antigen, or otherwise use any Mice or Mice Materials derived therefrom to generate Antibodies against such antigen, from and after the date on which Genmab is notified by Medarex pursuant to the terms of this Agreement that such antigen is unavailable to Genmab for a Research License, an Exclusive Antibody License, or an exclusive commercial license pursuant to Section 4.1 because such antigen has been determined to be unavailable for any of the reasons set forth in Section 15.2 of this Agreement (such notification to be termed an “Unavailability Notification”).  For the avoidance of doubt:

(a)                                 Medarex cannot provide an Unavailability Notification with respect to an antigen that has become an Antigen pursuant to Section 4.3, so long as such antigen continues to be an Antigen hereunder;

(b)                                 Medarex cannot provide an Unavailability Notification with respect to an antigen that has become a Non-Exclusive Antigen pursuant to Section 16.2, so long as such antigen continues to be a Non-Exclusive Antigen hereunder; and

(c)                                  Medarex cannot provide an Unavailability Notification with respect to an antigen that has become a Research Antigen pursuant to Section 15.2 unless the procedure set out in Section 16.2.5 is followed and

Genmab ceases to have rights to such Research Antigen pursuant to Section 16.2.5(a).

21.1.2              Genmab shall not file any patent application containing [***]

21.1.3              In the event that Genmab obtains an exclusive license with respect to one or more Antibodies raised against a particular Antigen pursuant to Section 4.1 of this Agreement and has exercised an Additional Technology Antigen- Exclusive Commercial Option with respect to such Antigen pursuant to Section 20.2.1 of this Agreement, and such license is subsequently terminated, in whole or in part, Genmab shall consider in good faith a request from Medarex for the grant to Medarex, on commercially reasonable terms to be negotiated in good faith, of a [***], license, [***] under any patents or patent applications Controlled by Genmab containing [***] relating to or covering (i) Antibodies, or Antibody Material related thereto, that have been originally [***] one or more of the Additional Mice that are within the scope of the terminated portion of the license, or (ii) Products containing one or more such Antibodies, or Antibody Material related thereto.

For the avoidance of doubt, nothing herein shall oblige Genmab to consider any request by Medarex for the grant of any license to patents or patent applications containing [***] that consist solely of [***]

21.1.4              In the event that Genmab obtains an Exclusive Antibody License with respect to one or more Antibodies raised against a particular Non-Exclusive Antigen pursuant to Section 16.3.1 of this Agreement and exercises an Additional Technology Exclusive Antibody Option with respect to such Non-Exclusive Antigen pursuant to Section 20.2.3 of this Agreement, and such license is subsequently terminated, in whole or in part, Genmab shall consider in good faith a request by Medarex for the grant to Medarex, on commercially reasonable terms to be negotiated in good faith, of a [***] license, [***], under any patents or patent applications Controlled by Genmab containing [***] relating to or covering (i) Antibodies, or Antibody Material related thereto, that have been [***] the Additional Mice that are within the scope of the terminated portion of the license, or (ii) Products containing one or more such Antibodies, or Antibody Material related thereto.

For the avoidance of doubt, nothing herein shall oblige Genmab to consider any request by Medarex for the grant of any license to patents or patent applications containing [***] that consist solely of [***]

21.1.5              Genmab acknowledges and agrees that the licenses, sublicenses and other rights granted to it in this Agreement with respect to any Additional Mice and Additional Technology do not permit Genmab to breed or otherwise attempt to improve the Additional Mice.  In the event that Genmab conceives or develops any [***] to any Additional Mice in connection with the use of such

Additional Mice and in violation of the terms of this Agreement, Genmab shall notify Medarex thereof and assign to Medarex any and all of Genmab’s right, title and interest in and to any such [***].

21.1.6              Genmab shall not transfer any Additional Mice to any Affiliate or third party without Medarex’s prior written consent.  Genmab may transfer Mice Materials derived from Additional Mice to Affiliates and third parties, subject to Section 3.4.1, Section 21.1.7, and the other terms and conditions of this Agreement.

21.1.7              Genmab shall implement and maintain such procedures that Medarex requests in writing and that Medarex reasonably believes to be necessary or useful to prevent unauthorized access by third parties to any Additional Mice or Mice Materials derived therefrom.

21.1.8              In the event of expiration or termination of the [***], any sublicense granted by Medarex to Genmab in this Agreement under a license granted to Medarex [***], or that is otherwise subject to the [***], shall survive such expiration or termination only to the extent [***].  Genmab hereby makes a request, [***] that, on expiration or termination of the [***], its sublicenses and other rights (including options) under this Agreement shall continue in full force and effect in accordance with the terms and conditions provided in this Agreement and Medarex hereby accepts such request.

22.       DISCLOSURES TO [***] AND ADDITIONAL TERMS AND CONDITIONS RELATING TO OPTIONS EXERCISED AT AMENDMENT NO. 8 EFFECTIVE DATE

22.1                        Disclosures Required Pursuant to [***].

(a)                                 [***]

22.2                        No Retroactive Fees Prior To Amendment No. 8 Effective Date.  Genmab shall not be obliged to pay Medarex any license or extension fees or increases thereto (including the fee of [***] referred to in the third from last sentence of Section 15.6 (being the sentence that begins “Notwithstanding the foregoing, in the event that Genmab elects pursuant to Section 20.1”) and any increase in fees pursuant to Section 16.12 (a)) in respect of or resulting from the exercise or deemed exercise of any option under Article 20 of the Agreement, or in respect of or resulting from any use of the Additional Mice, in each case where such fees would have become due prior to the Amendment No. 8 Effective Date; except, however, Genmab shall pay the license fee of [***] pursuant to Section 5.6.1 of the Agreement in respect of the [***] Antigen and the [***] Antigen, within [***] of Genmab receiving an invoice from Medarex for such license fee.

22.3                        Deemed Exercise of Options.  It is agreed that, subject to Section 22.2, Genmab shall be deemed to have exercised, on certain dates, Additional Technology Antigen-Exclusive Commercial Options against certain Antigens, Additional Technology Exclusive Antibody Commercial Options for certain Non-Exclusive Antigens and Additional Technology Research Options for certain Research Antigens, in each case as set forth in Exhibit F of this Agreement.

23.       COMMERCIAL LICENSE TO [***]

23.1                        During the term of the Agreement, Medarex shall provide written notice to Genmab if a third party requests an exclusive commercial license to [***].  Genmab shall have [***] days following receipt of such notice in which to exercise in writing its option to [***]  If Genmab fails to either (i) notify Medarex that [***] during the foregoing [***] period and pay the license fee within [***] of receiving an invoice for the license fee or (ii) notify Medarex that [***], then Medarex may grant an exclusive commercial license to a third party with respect to [***] and/or Antibodies relating thereto and Genmab shall have no further rights thereto under the Agreement.

During the term of the Agreement, Medarex shall provide written notice to Genmab if a third party requests a non-exclusive commercial license to [***].  If Genmab still has a right to select Antigens pursuant to Section 4.3 of the Agreement, Genmab shall have [***] in which to exercise in writing its option to notify Medarex that it wishes to acquire an exclusive commercial license to such [***] (subject to the [***] Antigen maximum set forth in the first sentence of Section 4.3).  If Genmab fails to notify Medarex that it wishes to acquire an exclusive commercial license to EGFr [***], then Medarex may grant a non-exclusive commercial license to a third party with respect to [***] and/or Antibodies relating thereto.  For the avoidance of doubt, in the event Medarex grants a non-exclusive commercial license to [***] to a third party, Genmab shall continue to have the rights contained in Articles 15 and 16 of the Agreement to obtain a license to [***] on the terms set forth in Articles 15 and 16.

For purposes of this Section 24.1, “[***]” shall mean [***]

IN WITNESS WHEREOF, BMS, Medarex, GenPharm and Genmab have executed this Agreement by their respective duly authorized representatives.

MEDAREX, Inc.	GENMAB A/S

By:	By:

Print name:	Print name:

Title:	Title:

Date:	Date:

GENPHARM INTERNATIONAL, INC.	GENMAB A/S

By:	By:

Print name:	Print name:

Title:	Title:

Date:	Date:

BRISTOL-MYERS SQUIBB COMPANY

By:

Print name:

Title:

Date: